EXHIBIT 99.1

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of July 1, 2007, between Bank of America, National Association, as seller (the "Seller" or "Bank of America") and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule"): except that the Seller will retain the master servicing rights (the "Servicing Rights") with regard to the Mortgage Loans in its capacity as Master Servicer (as defined below) and shall enter into certain Sub-Servicing Agreements with Sub-Servicers, all as contemplated in the Pooling and Servicing Agreement (as defined below).

            The Purchaser intends to transfer or cause the transfer of:(i) the Mortgage Loans; (ii) certain mortgage loans transferred by Eurohypo A.G., New York Branch ("Eurohypo") to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between Eurohypo and the Purchaser; (iii) certain mortgage loans transferred by Hypo Public Finance USA, Inc. ("HPF") to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between HPF and the Purchaser and (iv) certain mortgage loans transferred by SunTrust Bank ("SunTrust") to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between SunTrust and the Purchaser, to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Fitch, Inc. and/or Moody's Investors Service, Inc. and/or Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (collectively, the "Rating Agencies"). Certain classes of the Certificates (the "Offered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of July 1, 2007 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, National Association, as master servicer (the "Master Servicer"), Midland Loan Services, Inc., as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (in such capacity, the "Trustee") and as REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Offered Certificates to Banc of America Securities LLC ("BAS"), Commerzbank Capital Markets Corp. ("Commerz"), Hypo Capital Markets, Inc. ("Hypo Capital"), SunTrust Capital Markets, Inc. ("SunTrust Robinson Humphrey"), Citigroup Global Markets Inc. ("Citigroup") and Credit Suisse Securities (USA) LLC ("Credit Suisse" and, collectively with BAS, Commerz, Hypo Capital, SunTrust Robinson Humphrey and Citigroup, the "Underwriters") pursuant to an underwriting agreement, dated as of July 18, 2007 (the "Underwriting Agreement"). BACM intends to place the remaining Classes of Certificates (the "Non-Offered Certificates") through BAS, as placement agent (in such capacity, the "Placement Agent"), pursuant to a private placement agreement, dated as of July 18, 2007 (the "Private Placement Agency Agreement"), among BACM and BAS. The Offered Certificates are more fully described in the prospectus dated July 18, 2007 (the "Base Prospectus"), and the supplement to the Base Prospectus dated July 18, 2007 (the "Prospectus Supplement"; and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The privately offered Non-Offered Certificates are more fully described in a private placement memorandum, dated July 18, 2007 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters, the Placement Agent and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of July 18, 2007 (the "Indemnification Agreement"), among the Seller, the Purchaser, the Underwriters and the Placement Agent.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase and Sell.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing, which amount includes interest accrued on the Mortgage Loans after the Cut-off Date and takes into account credits, sales concessions and such other adjustments, which amount shall be payable on or about July 26, 2007 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans on and after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights), including without limitation all principal and interest due on or with respect to the Mortgage Loans after the Cut-off Date, together with Bank of America's right, title and interest in and to any related insurance policies and all other documents in the related Mortgage Files.

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date or within the time periods specified in Section 2.01 of the Pooling and Servicing Agreement, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the documents, instruments and agreements required to be delivered by the Purchaser to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01, and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request.

            (d) The Seller hereby represents that it has, on behalf of the Purchaser, delivered or caused to be delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (e) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(c). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(c) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File; provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan countersigned by the related title company or its authorized agent.

            (f) [Reserved].

            (g) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (h) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a national banking association, duly authorized, validly existing and in good standing under the laws of the United States of America.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan or REO Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that, as evidenced by an accompanying Opinion of Counsel, any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of
Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulations Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

            For purposes of this Section 4(c), "Resolution Extension Period" shall mean:

            (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, the 90-day period following the end of the applicable Initial Resolution Period;

            (ii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Loan at the commencement of, and does not become a Specially Serviced Loan during, the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

            (iii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a not a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of such Servicing Transfer Event; and

            (iv) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, zero days; provided, however, if the Seller did not receive written notice from the Master Servicer or the Special Servicer of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event shall be deemed to have occurred during such Initial Resolution Period and the immediately preceding clause (iii) of this definition will be deemed to apply.

            In addition, the Seller shall have an additional 90 days to cure such Material Document Defect or Material Breach, provided that the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Set are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Set shall be treated as a single Mortgage Loan.

            If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or part of a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Cross-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Cross-Collateralized Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, (b) the debt service coverage ratio on the Closing Date, and (c) 1.25x and (ii) the loan-to-value ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, (b) the loan-to-value ratio on the Closing Date, and (c) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties.

            To the extent that the Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and the Depositor shall either uncross the repurchased Cross-Collateralized Mortgage Loan or affected Mortgaged Property or, in the case of a Cross-Collateralized Mortgage Loan, forbear from enforcing any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans or Mortgaged Properties, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans or Mortgaged Properties held by such party, then both parties shall forbear from exercising such remedies until the related Mortgage Loan documents can be modified to remove the threat of impairment as a result of the exercise of remedies. "Primary Collateral" shall mean the Mortgaged Property directly securing a Cross-Collateralized Mortgage Loan excluding, however, any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such loans.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

      If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

            Except as set forth in Section 4(f), it is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) Subject to the specific delivery requirements set forth in the Pooling and Servicing Agreement, if the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

            (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

            (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

            (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of the 90th day following the Closing Date, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

            (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File; and

            (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

            (e) For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any serviced Companion Loan that is deposited into another securitization, the depositor for such other securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on the schedules pertaining to information required by Regulation AB attached to the Pooling and Servicing Agreement, within the time periods set forth in Article XI of the Pooling and Servicing Agreement.

            (f) With respect to any action taken concerning "due-on-sale" or a "due-on-encumbrance" clause as set forth in Section 3.08(a) of the Pooling and Servicing Agreement or a defeasance, any fees or expenses related thereto, including any fee charged by a Rating Agency that is rendering a written confirmation, to the extent that the related Mortgage Loan documents do not permit the lender to require payment of such fees and expenses from the Mortgagor and the Master Servicer or the Special Servicer, as applicable, has requested that the related Mortgagor pay such fees and expenses and such Mortgagor refuses to do so, shall be paid by the Seller.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with Ernst & Young LLP (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Private Placement Agency Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Each party agrees to use its commercially reasonable best efforts to perform its respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from the Comptroller of the Currency, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Placement Agent may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser, the Underwriters and the Placement Agent, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee, the Placement Agent and each Rating Agency; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from the Accountants dated the date of any free writing prospectus, Prospectus Supplement and Memorandum, respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the free writing prospectus and the Prospectus Supplement and to the Purchaser and the Placement Agent in the case of the Memorandum stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any free writing prospectus, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any free writing prospectus, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any free writing prospectus, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention:
Stephen Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255 and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, National Association, 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention: Stephen L. Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255 and to Henry
A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY
(I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loans (each a "Cross-Collateralized Set"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Set is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Set only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Set, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Set shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. WAIVER OF TRIAL BY JURY.

            THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 22. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                       BANK OF AMERICA, NATIONAL
                                         ASSOCIATION


                                       By:   /s/ Stephen L. Hogue
                                          --------------------------------------
                                          Name:  Stephen L. Hogue
                                          Title: Principal


                                       BANC OF AMERICA COMMERCIAL MORTGAGE INC.


                                       By:   /s/ John S. Palmer
                                          --------------------------------------
                                          Name:  John S. Palmer
                                          Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE


Sequence   Loan Number   Loan Seller   Property Name
--------   -----------   -----------   ----------------------------------------------------------------------
       1       3406070   BofA          Presidential Towers
       3       3405209   BofA          One Park Avenue
       4       3406713   BofA          Pacific Shores Building 9 & 10
       5       3406386   BofA          Hilton Anatole
       7       3406646   BofA          Second & Seneca
       8       3406563   BofA          Pacifica Tower
      13       3405751   BofA          Marketplace at Mill Creek
      14       3400017   BofA          Cascade Village Phase I
      16       3405766   BofA          Overlook at King of Prussia
      17       3405845   BofA          The Heights on West Campus
      18       3405753   BofA          Winslow Bay Commons
      19       3405768   BofA          Hiram Pavilion
      20       3405754   BofA          Stonecrest Marketplace
      21       3405755   BofA          Woodstock Square
      22       3405961   BofA          40 Court Street
      23       3405756   BofA          Boynton Commons
      24         23582   BofA          Yuba City Marketplace

      25       3405932   BofA          Philly Self Storage Portfolio (Rollup)
    25.1       3405932   BofA          Philly Self Storage Portfolio - Philly Self Storage of Oregon
    25.2       3405932   BofA          Philly Self Storage Portfolio - Philly Self Storage of Lancaster
    25.3       3405932   BofA          Philly Self Storage Portfolio - Philly Self Storage of Germantown
    25.4       3405932   BofA          Philly Self Storage Portfolio - Philly Self Storage of Kensington

      26       3405772   BofA          Bartow Marketplace
      27       3405773   BofA          Gateway Market Center
      29       3404645   BofA          One Main Plaza
      31       3406314   BofA          20285 Western Avenue

      32       3403893   BofA          Empire Self Storage Portfolio (Rollup)
    32.1       3403893   BofA          Empire Self Storage Portfolio - Empire Self Storage Fontana
    32.2       3403893   BofA          Empire Self Storage Portfolio - Empire Self Storage Etiwanda
    32.3       3403893   BofA          Empire Self Storage Portfolio - Empire Self Storage Lake Elsinore
    32.4       3403893   BofA          Empire Self Storage Portfolio - Empire Self Storage Bloomington Cedar
    32.5       3403893   BofA          Empire Self Storage Portfolio - Empire Self Storage Hesperia
    32.6       3403893   BofA          Empire Self Storage Portfolio - Empire Self Storage Victorville
    32.7       3403893   BofA          Empire Self Storage Portfolio - Empire Self Storage Claremont
    32.8       3403893   BofA          Empire Self Storage Portfolio - Empire Self Storage Bloomington Linden

      33       3404734   BofA          12th & Walnut Streets Garage
      34       3404317   BofA          Airway Properties
      36       3406182   BofA          Belk II
      37       3405700   BofA          Raley's at the Parkway
      39       3405457   BofA          Brandon Centre South
      40         59758   BofA          Montecito Marketplace
      41         20953   BofA          North Park Business Park Portfolio 3
      43       3405759   BofA          Market Place

      45       3404076   BofA          Somerset I and II (Rollup)
    45.1       3404076   BofA          Somerset I and II - Somerset I - Alsip, IL
    45.2       3404076   BofA          Somerset I and II - Somerset II

      46       3402392   BofA          Tracy Pavilion II
      47       3405760   BofA          Anderson Central
      49       3403580   BofA          Marsh Warehouse 858
      50       3404871   BofA          Moreno Valley Business Park
      52       3405887   BofA          Schneider Electric
      53       3405454   BofA          Heritage Heights
      55         22651   BofA          The Shops at Dove Valley Ranch
      56       3405684   BofA          Crown Distributing Headquarters
      57       3405449   BofA          Custer Creek
      58       3405776   BofA          Paradise Place
      59       3405466   BofA          Riverview Village
      60       3402090   BofA          Marlboro Self Storage
      61       3405762   BofA          Gateway Plaza - Jacksonville
      63       3406322   BofA          259-261 Broome Street
      64       3406266   BofA          6851 Veterans Boulevard
      65       3405691   BofA          655 Engineering
      68       3405458   BofA          Hunters Glen Crossing
      69       3405456   BofA          The Highlands
      70       3401449   BofA          Fubonn Shopping Center
      72       3405460   BofA          Josey Oaks
      77         22442   BofA          Alpine Village Apartments
      78       3400184   BofA          The Store Room - Pompano Beach
      79       3405459   BofA          Scofield Crossing
      81       3405451   BofA          Flower Mound Crossing
      82       3403583   BofA          Marsh Warehouse 851
      83       3405447   BofA          Cross Timbers Court
      84       3402366   BofA          Marsh Store 83
      85       3406097   BofA          23-25 & 27-29 East 124th Street
      86       3405077   BofA          Banco Plaza
      87       3405888   BofA          Market at Morse
      88       3405452   BofA          Hugh Howell
      89       3405445   BofA          14th Street Market
      90       3404899   BofA          El Mercado Center
      91       3405462   BofA          Park West Plaza
      93       3404238   BofA          340 Flatbush Avenue Extension
      95         23596   BofA          Hillsboro Center
      97         23127   BofA          Old Port Buildings
      98       3402757   BofA          Sierra Meadows Plaza
     100       3405448   BofA          East Gate
     101       3406643   BofA          Old Peachtree Commons
     103       3405985   BofA          Comfort Inn - Fairfield, NJ
     104       3405455   BofA          Fury's Ferry
     105       3405450   BofA          Bellerive Plaza
     106       3405879   BofA          Shallotte Commons
     109       3405667   BofA          La Plaza Business Center - Bldg E
     111       3403586   BofA          Marsh Store 53
     112       3405461   BofA          Market at Westlake
     113         23688   BofA          Quietwater Business Park
     116       3406000   BofA          Capitol Distributors
     117       3402374   BofA          Marsh Store 91
     118         19512   BofA          Central Self-Storage Lafayette

                                       Dexter Magnetic Technologies Crossed Loans
     119       3404557   BofA          Dexter Magnetic Technologies - Hicksville NY
     120       3404556   BofA          Dexter Magnetic Technologies - Elk Grove, IL

     121       3403007   BofA          Walgreens-Broadway
     122         23871   BofA          Sleep Inn - Durham
     123         22608   BofA          West Oaks Square
     125         23907   BofA          Sleep Inn Lake Norman
     127       3403584   BofA          Marsh Store 18
     128         23448   BofA          Second Dimension Apartments
     130       3406597   BofA          Briarwood Shopping Village
     132         23816   BofA          Viona Ave Industrial
     136       3406220   BofA          731 North St. Andrews Place
     138       3405465   BofA          Shiloh Square
     139         22322   BofA          ChemTreat Building
     141       3405463   BofA          Suncreek Village
     144       3405446   BofA          Donelson Plaza
     145       3405464   BofA          Pioneer Plaza
     146         19187   BofA          Islip Industrial
     148         23625   BofA          Wilcrest Retail
                                       Total


Sequence   Street Address                                                             City                State
--------   ------------------------------------------------------------------------   -----------------   -----
       1   555 West Madison Street                                                    Chicago             IL
       3   One Park Avenue                                                            New York            NY
       4   1400 & 1500 Seaport Boulevard                                              Redwood City        CA
       5   2201 North Stemmons Freeway                                                Dallas              TX
       7   1101 and 1191 Second Avenue                                                Seattle             WA
       8   4365 Executive Drive                                                       San Diego           CA
      13   1600-1700 Mall of Georgia Boulevard Northeast                              Buford              GA
      14   63455 North Highway 97                                                     Bend                OR
      16   301 Goddard Boulevard                                                      King of Prussia     PA
      17   125 Southwest Campus Drive                                                 Federal Way         WA
      18   590 River Highway (NC 150)                                                 Mooresville         NC
      19   5220 Jimmy Lee Smith Parkway                                               Hiram               GA
      20   8000-8180 Mall Parkway                                                     Lithonia            GA
      21   120-180 Woodstock Square Avenue                                            Woodstock           GA
      22   40 Court Street                                                            Boston              MA
      23   333-399 North Congress Avenue                                              Boynton Beach       FL
      24   1060-1140 Harter Road                                                      Yuba City           CA

      25   Various                                                                    Philadelphia        PA
    25.1   2990 South 20th Street                                                     Philadelphia        PA
    25.2   5134 Lancaster Avenue                                                      Philadelphia        PA
    25.3   335 East Price Street                                                      Philadelphia        PA
    25.4   3100 C Street                                                              Philadelphia        PA

      26   101-301 Marketplace Boulevard                                              Cartersville        GA
      27   7751- 8299 9th Street North                                                St. Petersburg      FL
      29   2200 Main Street                                                           Wailuku             HI
      31   20285 Western Avenue                                                       Torrance            CA

      32   Various                                                                    Various             CA
    32.1   13475 Baseline Avenue                                                      Fontana             CA
    32.2   13473 Foothill Boulevard                                                   Etiwanda            CA
    32.3   18791 Collier Avenue                                                       Lake Elsinore       CA
    32.4   18777 Bloomington Avenue                                                   Bloomington         CA
    32.5   9353 Mariposa Avenue                                                       Hesperia            CA
    32.6   15555 Yates Road                                                           Victorville         CA
    32.7   525 Arrow Highway                                                          Claremont           CA
    32.8   10192 Linden Avenue                                                        Bloomington         CA

      33   1201 Walnut Street                                                         Philadelphia        PA
      34   3030 and 3080 Airway Avenue                                                Costa Mesa          CA
      36   2801 West Tyvola Road                                                      Charlotte           NC
      37   25005, 25015, 25035, 25055, 25065, 25075, 25085 & 25095 Blue Ravine Road   Folsom              CA
      39   1903 Lumsden Road                                                          Brandon             FL
      40   7120-7170 North Durango Drive                                              Las Vegas           NV
      41   11819 Miami Street, 2520 North 117th Avenue and 2533 North 117th Avenue    Omaha               NE
      43   13711 South Tamiami Trail                                                  Fort Myers          FL

      45   Various                                                                    Various             IL
    45.1   4127 West 127th Street                                                     Alsip               IL
    45.2   3040-3060 West 119th Street                                                Merrionette Park    IL

      46   2477 Naglee Road                                                           Tracy               CA
      47   651 Highway 28 Bypass                                                      Anderson            SC
      49   245 South Franklin Road                                                    Indianapolis        IN
      50   14300-14340 Elsworth Street & 22620-22640 Goldencrest Drive                Moreno Valley       CA
      52   1354 Clifford Avenue                                                       Loves Park          IL
      53   4000-4020 William D. Tate Avenue                                           Grapevine           TX
      55   4705 East Carefree Highway                                                 Cave Creek          AZ
      56   17117 59th Avenue Northeast                                                Arlington           WA
      57   3411-3501 Custer Parkway and 710 West Renner Road                          Richardson          TX
      58   4065-4086 Haverhill Road                                                   West Palm Beach     FL
      59   1050 Northeast Green Oaks Boulevard                                        Arlington           TX
      60   409 Highway 9 South                                                        Englishtown         NJ
      61   1335 Western Boulevard                                                     Jacksonville        NC
      63   259-261 Broome Street                                                      New York            NY
      64   6851 Veterans Boulevard                                                    Metairie            LA
      65   655 Engineering Drive                                                      Norcross            GA
      68   3941, 3945 and 3949 Legacy Drive and 7120 Coit Road                        Plano               TX
      69   FM 407 & Morris Road                                                       Flower Mound        TX
      70   2850 Southeast 82nd Avenue                                                 Portland            OR
      72   4112 North Josey Lane                                                      Carrollton          TX
      77   301 T Street Southwest                                                     Tumwater            WA
      78   500 South Andrews Avenue                                                   Pompano Beach       FL
      79   1700 West Parmer Lane                                                      Austin              TX
      81   2600-2650 Flower Mound Road                                                Flower Mound        TX
      82   2801 South Marsh Avenue                                                    Yorktown            IN
      83   745 Cross Timbers Road                                                     Flower Mound        TX
      84   6965 West 38th Street                                                      Indianapolis        IN
      85   23-25 & 27-29 East 124th Street                                            New York            NY
      86   4801 West Fullerton                                                        Chicago             IL
      87   4919 Morse Road                                                            Columbus            OH
      88   4420 Hugh Howell Road                                                      Tucker              GA
      89   2200 East 14th Street                                                      Plano               TX
      90   511 West Cordova Road                                                      Santa Fe            NM
      91   302-322 South Park Boulevard                                               Grapevine           TX
      93   340 Flatbush Avenue Extension                                              Brooklyn            NY
      95   465 Southeast 10th Avenue                                                  Hillsboro           OR
      97   432, 434, 436 & 446 Fore Street, 42 & 50 Wharf Street                      Portland            ME
      98   7111 South Virginia Street                                                 Reno                NV
     100   250 East Gate Road                                                         Aiken               SC
     101   1611 Satellite Boulevard                                                   Duluth              GA
     103   286 Route 46 East                                                          Fairfield           NJ
     104   403 Fury's Ferry Road                                                      Augusta             GA
     105   170 Bellerive Boulevard                                                    Nicholasville       KY
     106   5051 Main Street                                                           Shallotte           NC
     109   4270 South Maryland Parkway                                                Las Vegas           NV
     111   3633 Kentucky Avenue                                                       Indianapolis        IN
     112   3700 Bee Caves Road                                                        West Lake Hills     TX
     113   1101 Gulf Breeze Parkway                                                   Gulf Breeze         FL
     116   510 Hall Street                                                            Bow                 NH
     117   2940 North Broadway                                                        Anderson            IN
     118   3330 Mount Diablo Boulevard                                                Lafayette           CA


     119   400 Karin Lane                                                             Hicksville          NY
     120   1050 Morse Avenue                                                          Elk Grove           IL

     121   1531 Broadway Avenue                                                       Seattle             WA
     122   5208 New Page Road                                                         Durham              NC
     123   9470 West Colonial Drive                                                   Ocoee               FL
     125   16508 Northcross Drive                                                     Huntersville        NC
     127   1240 North State Street                                                    Greenfield          IN
     128   5901 Calloway Drive South                                                  Fort Worth          TX
     130   2450-2452 Kuser Road                                                       Hamilton Township   NJ
     132   3100 Viona Avenue                                                          Baltimore           MD
     136   731 North Saint Andrews Place                                              Los Angeles         CA
     138   2645 Arapaho Road                                                          Garland             TX
     139   4301 Dominion Boulevard                                                    Glen Allen          VA
     141   7801 Alma Drive                                                            Plano               TX
     144   2500, 2510, and 2512 Lebanon Pike                                          Nashville           TN
     145   701 East Cartwright Road                                                   Mesquite            TX
     146   1 & 51-99 Roebling Court                                                   Ronkonkoma          NY
     148   1968 & 1988 Wilcrest Drive                                                 Houston             TX



Sequence   Zip Code   Mortgage Rate    Amortization Basis   Original Balance   Cut-off Date Balance
--------   --------   -------------    ------------------   ----------------   --------------------
       1      60661           5.389%   Actual/360               $325,000,000           $325,000,000
       3      10016           6.281%   Actual/360                187,500,000            187,500,000
       4      94063           5.621%   Actual/360                183,750,000            183,750,000
       5      75207           5.545%   Actual/360                175,000,000            175,000,000
       7      98101           5.538%   Actual/360                175,000,000            175,000,000
       8      92121           5.611%   Actual/360                166,250,000            166,250,000
      13      30519           5.448%   Actual/360                 57,307,446             57,307,446
      14      97701           5.710%   Actual/360                 50,000,000             50,000,000
      16      19406           5.448%   Actual/360                 47,065,383             47,065,383
      17      98023           5.423%   Actual/360                 37,750,000             37,750,000
      18      28117           5.448%   Actual/360                 37,680,787             37,680,787
      19      30141           5.448%   Actual/360                 37,609,248             37,609,248
      20      30038           5.448%   Actual/360                 34,515,625             34,515,625
      21      30189           5.448%   Actual/360                 29,006,478             29,006,478
      22      02108           5.647%   Actual/360                 28,100,000             28,100,000
      23      33426           5.448%   Actual/360                 27,854,444             27,854,444
      24      95993           5.895%   Actual/360                 27,000,000             27,000,000

      25    Various           5.737%   Actual/360                 25,620,000             25,620,000
    25.1      19145                                               10,968,101             10,968,101
    25.2      19131                                                6,959,483              6,959,483
    25.3      19144                                                5,185,683              5,185,683
    25.4      19134                                                2,506,733              2,506,733

      26      30121           5.448%   Actual/360                 23,297,527             23,297,527
      27      33702           5.448%   Actual/360                 23,172,886             23,172,886
      29      96793           5.701%   Actual/360                 21,700,000             21,700,000
      31      90501           5.697%   Actual/360                 19,800,000             19,800,000

      32    Various           5.890%   Actual/360                 19,000,000             19,000,000
    32.1      92336                                                3,597,000              3,597,000
    32.2      91730                                                3,458,000              3,458,000
    32.3      92530                                                2,522,000              2,522,000
    32.4      92316                                                2,414,000              2,414,000
    32.5      92344                                               $2,250,000             $2,250,000
    32.6      92395                                                1,894,000              1,894,000
    32.7      91711                                                1,570,000              1,570,000
    32.8      92316                                                1,295,000              1,295,000

      33      19107           5.675%   Actual/360                 18,500,000             18,500,000
      34      92626           5.655%   Actual/360                 17,700,000             17,700,000
      36      28217           5.716%   Actual/360                 17,000,000             17,000,000
      37      95630           5.839%   Actual/360                 17,000,000             17,000,000
      39      33511           5.410%   30/360                     16,133,156             16,133,156
      40      89149           5.724%   Actual/360                 16,000,000             16,000,000
      41      68164           5.702%   Actual/360                 15,915,000             15,915,000
      43      33912           5.448%   Actual/360                 14,649,463             14,649,463

      45      60803           6.150%   Actual/360                 13,900,000             13,900,000
    45.1      60803                                               10,973,684             10,973,684
    45.2      60803                                                2,926,316              2,926,316

      46      95304           5.973%   Actual/360                 13,700,000             13,700,000
      47      29624           5.448%   Actual/360                 13,653,259             13,653,259
      49      46219           5.880%   Actual/360                 12,395,086             12,309,507
      50      92553           5.798%   Actual/360                 12,100,000             12,100,000
      52      61111           5.761%   30/360                     11,000,000             11,000,000
      53      76051           5.410%   30/360                     10,719,085             10,719,085
      55      85331           5.734%   Actual/360                 10,300,000             10,300,000
      56      98223           5.827%   Actual/360                 10,200,000             10,200,000
      57      75080           5.410%   30/360                     10,148,677             10,148,677
      58      33417           5.448%   Actual/360                 10,148,501             10,148,501
      59      76006           5.410%   30/360                     10,120,995             10,120,995
      60      07726           6.129%   Actual/360                 10,100,000             10,100,000
      61      28546           5.448%   Actual/360                 10,098,326             10,098,326
      63      10002           5.480%   Actual/360                 10,050,000             10,050,000
      64      70003           5.802%   Actual/360                 10,000,000             10,000,000
      65      30092           5.616%   Actual/360                  9,900,000              9,900,000
      68      75023           5.410%   30/360                      9,789,751              9,789,751
      69      75028           5.410%   30/360                      9,745,034              9,745,034
      70      97266           6.014%   Actual/360                  9,500,000              9,500,000
      72      75007           5.410%   30/360                      9,346,170              9,346,170
      77      98501           5.636%   Actual/360                  8,500,000              8,500,000
      78      33069           6.365%   Actual/360                  8,466,255              8,458,398
      79      78727           5.410%   30/360                      8,434,692              8,434,692
      81      75028           5.410%   30/360                      8,341,692              8,341,692
      82      47396           5.880%   Actual/360                  8,396,093              8,338,124
      83      75028           5.410%   30/360                      8,192,687              8,192,687
      84      46254           5.880%   Actual/360                  8,155,667              8,099,358
      85      10035           5.772%   Actual/360                  8,000,000              8,000,000
      86      60639           5.688%   Actual/360                  8,000,000              8,000,000
      87      43230           5.765%   30/360                     $7,892,542             $7,892,542
      88      30084           5.410%   30/360                      7,721,653              7,721,653
      89      75074           5.410%   30/360                      7,711,759              7,711,759
      90      87505           5.969%   Actual/360                  7,600,000              7,600,000
      91      76051           5.410%   30/360                      7,531,973              7,531,973
      93      11201           5.872%   Actual/360                  7,500,000              7,500,000
      95      97123           5.768%   Actual/360                  7,500,000              7,492,196
      97      04101           5.786%   Actual/360                  7,300,000              7,300,000
      98      89511           6.169%   Actual/360                  7,300,000              7,300,000
     100      29803           5.410%   30/360                      6,800,038              6,800,038
     101      30097           5.848%   Actual/360                  6,684,000              6,684,000
     103      07004           5.862%   Actual/360                  6,400,000              6,387,933
     104      30907           5.410%   30/360                      6,380,929              6,380,929
     105      40356           5.410%   30/360                      6,092,460              6,092,460
     106      28470           5.765%   30/360                      6,077,500              6,077,500
     109      89119           5.640%   Actual/360                  5,500,000              5,500,000
     111      46221           5.880%   Actual/360                  4,873,218              4,839,572
     112      78746           5.410%   30/360                      4,802,876              4,802,876
     113      32561           5.948%   Actual/360                  4,755,000              4,750,219
     116      03304           5.617%   Actual/360                  4,560,000              4,560,000
     117      46012           5.880%   Actual/360                  4,573,091              4,541,517
     118      94549           5.652%   Actual/360                  4,500,000              4,500,000

                                                                   4,500,000              4,500,000
     119      11801           5.920%   Actual/360                  2,300,000              2,300,000
     120      60007           5.920%   Actual/360                  2,200,000              2,200,000

     121      98122           6.105%   Actual/360                  4,500,000              4,500,000
     122      27703           5.821%   Actual/360                  4,400,000              4,393,473
     123      34761           5.926%   Actual/360                  4,282,500              4,282,500
     125      28078           5.878%   Actual/360                  4,250,000              4,250,000
     127      46140           5.880%   Actual/360                  4,219,658              4,190,524
     128      76114           5.533%   Actual/360                  4,000,000              3,995,649
     130      08690           5.852%   Actual/360                  3,900,000              3,900,000
     132      21230           6.163%   Actual/360                  3,600,000              3,600,000
     136      90038           5.846%   Actual/360                  3,350,290              3,346,855
     138      75044           5.410%   30/360                      3,238,160              3,238,160
     139      23060           5.725%   Actual/360                  3,220,000              3,220,000
     141      75025           5.410%   30/360                      2,683,331              2,683,331
     144      37214           5.410%   30/360                      2,314,703              2,314,703
     145      75149           5.410%   30/360                      2,250,179              2,250,179
     146      11779           6.171%   Actual/360                  2,150,000              2,146,217
     148      77042           6.028%   Actual/360                  1,600,000              1,598,416
                                                                                     $2,391,448,875


Sequence   Remaining Term To Stated Maturity (months)   Stated Maturity Date   Due Date   Monthly Payment
--------   ------------------------------------------   --------------------   --------   ---------------
       1                                          118   5/1/2017               First         1,479,654.66
       3                                           56   3/1/2012               First           994,957.68
       4                                          118   5/1/2017               First           872,592.38
       5                                          119   6/1/2017               First           819,803.10
       7                                          118   5/1/2017               First           818,768.08
       8                                          123   10/1/2017              First           788,219.61
      13                                          116   3/1/2017               First           263,765.15
      14                                          119   6/1/2017               First           290,517.15
      16                                          116   3/1/2017               First           216,624.69
      17                                          117   4/1/2017               First           172,967.97
      18                                          116   3/1/2017               First           173,430.84
      19                                          116   3/1/2017               First           173,101.57
      20                                          116   3/1/2017               First           158,862.76
      21                                          116   3/1/2017               First           133,506.18
      22                                           83   6/1/2014               First           134,070.50
      23                                          116   3/1/2017               First           128,203.79
      24                                          179   6/1/2022               First           160,060.48

      25                                          118   5/1/2017               First           124,186.13
    25.1
    25.2
    25.3
    25.4

      26                                          116   3/1/2017               First           107,229.97
      27                                          116   3/1/2017               First           106,656.29
      29                                          119   6/1/2017               First           125,960.64
      31                                          117   4/1/2017               First           114,875.37

      32                                           76   11/1/2013              First           112,574.39
    32.1
    32.2
    32.3
    32.4
    32.5
    32.6
    32.7
    32.8

      33                                          115   2/1/2017               First           107,081.17
      34                                          114   1/1/2017               First           102,226.69
      36                                          118   5/1/2017               First            82,101.34
      37                                          117   4/1/2017               First           100,170.62
      39                                          119   6/1/2017               First            72,733.64
      40                                          114   1/1/2017               First            93,107.56
      41                                          117   4/1/2017               First            92,390.90
      43                                          116   3/1/2017               First            67,426.10

      45                                          120   7/1/2017               First            84,682.71
    45.1
    45.2

      46                                          117   4/1/2017               First            81,900.76
      47                                          116   3/1/2017               First            62,840.94
      49                                          113   12/1/2016              First            73,361.23
      50                                          118   5/1/2017               First            70,981.71
      52                                           59   6/1/2012               First            52,809.17
      53                                          119   6/1/2017               First            48,325.21
      55                                          119   6/1/2017               First            60,003.35
      56                                          118   5/1/2017               First            50,217.41
      57                                          119   6/1/2017               First            45,753.62
      58                                          116   3/1/2017               First            46,709.83
      59                                          119   6/1/2017               First            45,628.82
      60                                          119   6/1/2017               First            61,394.79
      61                                          116   3/1/2017               First            46,478.89
      63                                          119   6/1/2017               First            46,532.43
      64                                          119   6/1/2017               First            58,688.04
      65                                          118   5/1/2017               First            56,933.74
      68                                          119   6/1/2017               First            44,135.46
      69                                          119   6/1/2017               First            43,933.86
      70                                          108   7/1/2016               First            57,042.84
      72                                          119   6/1/2017               First            42,135.65
      77                                          118   5/1/2017               First            48,989.84
      78                                          107   6/1/2016               First            52,763.06
      79                                          119   6/1/2017               First            38,026.40
      81                                          119   6/1/2017               First            37,607.13
      82                                          113   12/1/2016              First            49,692.89
      83                                          119   6/1/2017               First            36,935.36
      84                                          113   12/1/2016              First            48,269.92
      85                                           82   5/1/2014               First            39,014.44
      86                                          118   5/1/2017               First            46,371.22
      87                                           59   6/1/2012               First            37,917.09
      88                                          119   6/1/2017               First            34,811.79
      89                                          119   6/1/2017               First            34,767.18
      90                                          119   6/1/2017               First            45,414.48
      91                                          119   6/1/2017               First            33,956.64
      93                                          119   6/1/2017               First            37,209.72
      95                                          119   6/1/2017               First            43,853.76
      97                                          119   6/1/2017               First            42,767.91
      98                                          111   10/1/2016              First            44,563.49
     100                                          119   6/1/2017               First            30,656.84
     101                                          118   5/1/2017               First            39,423.12
     103                                          118   5/1/2017               First            37,805.26
     104                                          119   6/1/2017               First            28,767.35
     105                                          119   6/1/2017               First            27,466.84
     106                                           59   6/1/2012               First            29,197.32
     109                                          118   5/1/2017               First            26,209.03
     111                                          113   12/1/2016              First            28,842.50
     112                                          119   6/1/2017               First            21,652.97
     113                                          119   6/1/2017               First            28,349.85
     116                                          118   5/1/2017               First            21,641.05
     117                                          113   12/1/2016              First            27,066.18
     118                                          119   6/1/2017               First            25,981.30


     119                                          119   6/1/2017               First            13,671.59
     120                                          119   6/1/2017               First            13,077.17

     121                                          113   12/1/2016              First            27,284.30
     122                                          119   6/1/2017               First            27,869.78
     123                                          116   3/1/2017               First            25,472.36
     125                                          120   7/1/2017               First            27,066.74
     127                                          113   12/1/2016              First            24,974.36
     128                                          119   6/1/2017               First            22,794.45
     130                                          119   6/1/2017               First            23,012.68
     132                                          120   7/1/2017               First            21,962.52
     136                                          119   6/1/2017               First            19,756.18
     138                                          119   6/1/2017               First            14,598.70
     139                                          118   5/1/2017               First            18,739.94
     141                                          119   6/1/2017               First            12,097.35
     144                                          119   6/1/2017               First            10,435.45
     145                                          119   6/1/2017               First            10,144.56
     146                                          118   5/1/2017               First            13,127.65
     148                                          119   6/1/2017               First             9,621.63



Sequence   Administrative Fee Rate    Primary Servicing Fee Rate    Master Servicing Fee Rate    Ownership Interest
--------   -----------------------    --------------------------    -------------------------    ------------------
       1                     0.071%                        0.050%                       0.020%   Fee
       3                     0.031%                        0.010%                       0.020%   Fee
       4                     0.071%                        0.050%                       0.020%   Fee
       5                     0.051%                        0.030%                       0.020%   Fee/Leasehold
       7                     0.071%                        0.050%                       0.020%   Fee
       8                     0.071%                        0.050%                       0.020%   Fee
      13                     0.071%                        0.050%                       0.020%   Fee
      14                     0.071%                        0.050%                       0.020%   Fee
      16                     0.041%                        0.020%                       0.020%   Fee
      17                     0.041%                        0.020%                       0.020%   Fee
      18                     0.041%                        0.020%                       0.020%   Fee
      19                     0.041%                        0.020%                       0.020%   Fee
      20                     0.041%                        0.020%                       0.020%   Fee
      21                     0.041%                        0.020%                       0.020%   Fee
      22                     0.041%                        0.020%                       0.020%   Fee
      23                     0.041%                        0.020%                       0.020%   Fee
      24                     0.041%                        0.020%                       0.020%   Fee

      25                     0.041%                        0.020%                       0.020%   Fee/Leasehold
    25.1                                                                                         Leasehold
    25.2                                                                                         Fee
    25.3                                                                                         Fee
    25.4                                                                                         Fee

      26                     0.041%                        0.020%                       0.020%   Fee
      27                     0.041%                        0.020%                       0.020%   Fee
      29                     0.041%                        0.020%                       0.020%   Leasehold
      31                     0.061%                        0.040%                       0.020%   Fee

      32                     0.041%                        0.020%                       0.020%   Fee
    32.1                                                                                         Fee
    32.2                                                                                         Fee
    32.3                                                                                         Fee
    32.4                                                                                         Fee
    32.5                                                                                         Fee
    32.6                                                                                         Fee
    32.7                                                                                         Fee
    32.8                                                                                         Fee

      33                     0.041%                        0.020%                       0.020%   Fee
      34                     0.041%                        0.020%                       0.020%   Fee
      36                     0.041%                        0.020%                       0.020%   Fee
      37                     0.041%                        0.020%                       0.020%   Fee
      39                     0.041%                        0.020%                       0.020%   Fee
      40                     0.071%                        0.050%                       0.020%   Fee
      41                     0.041%                        0.020%                       0.020%   Fee
      43                     0.041%                        0.020%                       0.020%   Fee

      45                     0.041%                        0.020%                       0.020%   Fee
    45.1                                                                                         Fee
    45.2                                                                                         Fee

      46                     0.041%                        0.020%                       0.020%   Fee
      47                     0.041%                        0.020%                       0.020%   Fee
      49                     0.071%                        0.050%                       0.020%   Fee
      50                     0.041%                        0.020%                       0.020%   Fee
      52                     0.041%                        0.020%                       0.020%   Fee
      53                     0.041%                        0.020%                       0.020%   Fee
      55                     0.041%                        0.020%                       0.020%   Fee
      56                     0.041%                        0.020%                       0.020%   Fee
      57                     0.041%                        0.020%                       0.020%   Fee
      58                     0.041%                        0.020%                       0.020%   Fee
      59                     0.041%                        0.020%                       0.020%   Fee
      60                     0.041%                        0.020%                       0.020%   Fee
      61                     0.041%                        0.020%                       0.020%   Fee
      63                     0.041%                        0.020%                       0.020%   Fee
      64                     0.041%                        0.020%                       0.020%   Fee
      65                     0.041%                        0.020%                       0.020%   Fee
      68                     0.041%                        0.020%                       0.020%   Fee
      69                     0.041%                        0.020%                       0.020%   Fee
      70                     0.071%                        0.050%                       0.020%   Fee
      72                     0.041%                        0.020%                       0.020%   Fee
      77                     0.041%                        0.020%                       0.020%   Fee
      78                     0.041%                        0.020%                       0.020%   Fee
      79                     0.041%                        0.020%                       0.020%   Fee
      81                     0.041%                        0.020%                       0.020%   Fee
      82                     0.071%                        0.050%                       0.020%   Fee
      83                     0.041%                        0.020%                       0.020%   Fee
      84                     0.071%                        0.050%                       0.020%   Fee
      85                     0.041%                        0.020%                       0.020%   Fee
      86                     0.041%                        0.020%                       0.020%   Fee
      87                     0.041%                        0.020%                       0.020%   Fee
      88                     0.041%                        0.020%                       0.020%   Fee
      89                     0.041%                        0.020%                       0.020%   Fee
      90                     0.041%                        0.020%                       0.020%   Fee
      91                     0.041%                        0.020%                       0.020%   Fee
      93                     0.041%                        0.020%                       0.020%   Fee
      95                     0.041%                        0.020%                       0.020%   Fee
      97                     0.041%                        0.020%                       0.020%   Fee
      98                     0.041%                        0.020%                       0.020%   Fee
     100                     0.041%                        0.020%                       0.020%   Fee
     101                     0.041%                        0.020%                       0.020%   Fee
     103                     0.041%                        0.020%                       0.020%   Fee
     104                     0.041%                        0.020%                       0.020%   Fee
     105                     0.041%                        0.020%                       0.020%   Fee
     106                     0.041%                        0.020%                       0.020%   Fee
     109                     0.041%                        0.020%                       0.020%   Fee
     111                     0.071%                        0.050%                       0.020%   Fee
     112                     0.041%                        0.020%                       0.020%   Fee
     113                     0.041%                        0.020%                       0.020%   Fee
     116                     0.041%                        0.020%                       0.020%   Fee
     117                     0.071%                        0.050%                       0.020%   Fee
     118                     0.041%                        0.020%                       0.020%   Leasehold


     119                     0.041%                        0.020%                       0.020%   Fee
     120                     0.041%                        0.020%                       0.020%   Fee

     121                     0.041%                        0.020%                       0.020%   Fee
     122                     0.101%                        0.080%                       0.020%   Fee
     123                     0.041%                        0.020%                       0.020%   Fee
     125                     0.101%                        0.080%                       0.020%   Fee
     127                     0.071%                        0.050%                       0.020%   Fee
     128                     0.041%                        0.020%                       0.020%   Fee
     130                     0.041%                        0.020%                       0.020%   Fee
     132                     0.101%                        0.080%                       0.020%   Fee
     136                     0.041%                        0.020%                       0.020%   Fee
     138                     0.041%                        0.020%                       0.020%   Fee
     139                     0.041%                        0.020%                       0.020%   Fee
     141                     0.041%                        0.020%                       0.020%   Fee
     144                     0.041%                        0.020%                       0.020%   Fee
     145                     0.041%                        0.020%                       0.020%   Fee
     146                     0.041%                        0.020%                       0.020%   Leasehold
     148                     0.041%                        0.020%                       0.020%   Fee



Sequence   Cross-Collateralized Loans   Original Amortization (months)   ARD Loan   Grace Period   Loan Group
--------   --------------------------   ------------------------------   --------   ------------   ----------
       1   No                                                        0   No                    0            2
       3   No                                                        0   No                    5            1
       4   No                                                        0   No                    5            1
       5   No                                                        0   No                    5            1
       7   No                                                        0   No                    5            1
       8   No                                                        0   No                    0            1
      13   No                                                        0   No                    0            1
      14   No                                                      360   No                    5            1
      16   No                                                        0   No                    0            1
      17   No                                                        0   No                    5            2
      18   No                                                        0   No                    0            1
      19   No                                                        0   No                    0            1
      20   No                                                        0   No                    0            1
      21   No                                                        0   No                    0            1
      22   No                                                        0   No                    5            1
      23   No                                                        0   No                    0            1
      24   No                                                      360   No                    5            1

      25   No                                                        0   No                    5            1
    25.1                                                                                                    1
    25.2                                                                                                    1
    25.3                                                                                                    1
    25.4                                                                                                    1

      26   No                                                        0   No                    0            1
      27   No                                                        0   No                    0            1
      29   No                                                      360   No                    5            1
      31   No                                                      360   No                    5            1

      32   No                                                      360   No                    0            1
    32.1                                                                                                    1
    32.2                                                                                                    1
    32.3                                                                                                    1
    32.4                                                                                                    1
    32.5                                                                                                    1
    32.6                                                                                                    1
    32.7                                                                                                    1
    32.8                                                                                                    1

      33   No                                                      360   No                    5            1
      34   No                                                      360   No                    5            1
      36   No                                                        0   No                    5            1
      37   No                                                      360   No                    5            1
      39   No                                                        0   No                    5            1
      40   No                                                      360   No                    5            1
      41   No                                                      360   No                    5            1
      43   No                                                        0   No                    0            1

      45   No                                                      360   No                    5            2
    45.1                                                                                                    2
    45.2                                                                                                    2

      46   No                                                      360   No                    5            1
      47   No                                                        0   No                    0            1
      49   No                                                      360   No                    5            1
      50   No                                                      360   No                    5            1
      52   No                                                        0   No                    5            1
      53   No                                                        0   No                    5            1
      55   No                                                      360   No                    5            1
      56   No                                                        0   No                    5            1
      57   No                                                        0   No                    5            1
      58   No                                                        0   No                    0            1
      59   No                                                        0   No                    5            1
      60   No                                                      360   No                    5            1
      61   No                                                        0   No                    0            1
      63   No                                                        0   No                    5            2
      64   No                                                      360   No                    0            1
      65   No                                                      360   No                    0            1
      68   No                                                        0   No                    5            1
      69   No                                                        0   No                    5            1
      70   No                                                      360   No                    5            1
      72   No                                                        0   No                    5            1
      77   No                                                      360   No                    5            2
      78   No                                                      360   No                    5            1
      79   No                                                        0   No                    5            1
      81   No                                                        0   No                    5            1
      82   No                                                      360   No                    5            1
      83   No                                                        0   No                    5            1
      84   No                                                      360   No                    5            1
      85   No                                                        0   No                    5            2
      86   No                                                      360   No                    5            1
      87   No                                                        0   No                    5            1
      88   No                                                        0   No                    5            1
      89   No                                                        0   No                    5            1
      90   No                                                      360   No                    5            1
      91   No                                                        0   No                    5            1
      93   No                                                        0   No                    5            1
      95   No                                                      360   No                    5            1
      97   No                                                      360   No                    5            1
      98   No                                                      360   No                    5            1
     100   No                                                        0   No                    5            1
     101   No                                                      360   No                    5            1
     103   No                                                      360   No                    5            1
     104   No                                                        0   No                    5            1
     105   No                                                        0   No                    5            1
     106   No                                                        0   No                   15            1
     109   No                                                        0   No                    5            1
     111   No                                                      360   No                    5            1
     112   No                                                        0   No                    5            1
     113   No                                                      360   No                    5            1
     116   No                                                        0   No                    5            1
     117   No                                                      360   No                    5            1
     118   No                                                      360   No                    5            1


     119   Yes                                                     360   No                    5            1
     120   Yes                                                     360   No                    5            1

     121   No                                                      360   No                    5            1
     122   No                                                      300   No                    5            1
     123   No                                                      360   No                    5            1
     125   No                                                      300   No                    5            1
     127   No                                                      360   No                    5            1
     128   No                                                      360   No                    5            2
     130   No                                                      360   No                    5            1
     132   No                                                      360   No                    5            1
     136   No                                                      360   No                    5            2
     138   No                                                        0   No                    5            1
     139   No                                                      360   No                    5            1
     141   No                                                        0   No                    5            1
     144   No                                                        0   No                    5            1
     145   No                                                        0   No                    5            1
     146   No                                                      360   No                    5            1
     148   No                                                      360   No                    5            1



                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to (i) after having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily mortgage lenders, as applicable, at the time of the origination of the particular Mortgage Loan and (ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans, and the Seller shall have made prudent inquiries of related servicers, and the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File (each such document, a "Loan Document") shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or not taking such action by the Seller or any servicer acting on its behalf.

            The Seller represents and warrants with respect to each Mortgage Loan that, as of the date specified below or, if no such date is specified, as of the Closing Date:

                  (1) Mortgage Loan Schedule. The information pertaining to each
            Mortgage Loan set forth in the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") was true and correct in all material respects as of the Cut-off Date.

                  (2) Legal Compliance - Origination, Funding and Servicing. As
            of the date of its origination, and to the actual knowledge of the Seller as of the Closing Date, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

                  (3) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests, participation interests and/or of any other interests or encumbrances of any nature whatsoever (except for the Title Exceptions), and the Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan free and clear of all such liens, claims, pledges, charges and interests or encumbrances. The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan. The sale of the Mortgage Loans to the Purchaser does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Trustee and each such endorsement is genuine.

                  (4) No Holdbacks; Improvements Complete or Escrows
            Established. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. Any and all requirements under each Mortgage Loan as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose, have been complied with in all material aspects or any such funds so escrowed have not been released; provided that partial releases of such funds in accordance with the applicable Loan Documents may have occurred.

                  (5) Legal, Valid and Binding Obligations. Each related
            Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor or guarantor (subject to any non-recourse provisions therein and any state anti-deficiency legislation or market value limit deficiency legislation), enforceable in accordance with its terms, except with respect to provisions relating to default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (6) Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, collateral or first priority assignment of, or a valid perfected first priority security interest in, certain rights under the related leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property and subject to limits on enforceability described in Paragraph (5). No Person other than the related Mortgagor owns any interest in any payments due under the related leases. Each related Assignment of Leases provides for the appointment of a receiver for rent, allows the holder to enter into possession to collect rents or provides for rents to be paid directly to the holder of the Mortgage upon an event of default under the Mortgage Loan documents.

                  (7) No Offset or Defense. There is no right of offset,
            abatement, diminution, or rescission or valid defense or counterclaim with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, except as enforcement may be limited by bankruptcy and principles of equity and, in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and, as of the Closing Date, to the Seller's actual knowledge no such rights have been asserted.

                  (8) Mortgage Status; Legal, Valid and Binding Obligations.
            Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee has been duly authorized, executed and delivered in recordable form by the Seller and constitutes the legal, valid, binding and enforceable assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each related Mortgage and Assignment of Leases is freely assignable upon notice to but without the consent of the related Mortgagor.

                  (9) Mortgage Lien. Subject to the exceptions set forth in
            Paragraph (5) above, each related Mortgage is a legal, valid and enforceable first lien on the related Mortgaged Property, subject only to the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, (c) any other exceptions and exclusions (general and specific) set forth in the mortgagee policy of title insurance issued with respect to the Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) the right of tenants (whether under ground leases or space leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), and (e) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group; and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy as described above and to the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and is not bonded over, escrowed for or covered by insurance.

                  (10) UCC Filings. The security agreements or other
            instruments, if any, related to the Mortgage Loan establish and create, and a UCC Financing Statement has been filed, recorded or submitted for recording in all places required by applicable law for the perfection of (to the extent that the filing of such a UCC Financing Statement can perfect such a security interest), a valid security interest in the personal property granted under such Mortgage (and any related security agreement), except as enforceability may be limited by bankruptcy or other laws affecting enforcement of creditor's rights generally or by the application of the rules of equity, and except for certain personal property and fixtures subject to purchase money security interests and personal property leases permitted under the terms of the Mortgage Loan. In the case of a Mortgaged Property operated as a hotel, restaurant, healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, mobile home park or fitness center, such personal property includes all personal property that a prudent institutional lender making a similar mortgage loan on like properties would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated, and the related perfected security interest is prior to any other security interest that can be perfected by such UCC filing, except for permitted purchase money security interests and leases; provided that any such lease has been pledged or assigned to the lender and its assigns. In the case of each Mortgage Loan secured by a hotel, the related Loan Documents contain such provisions as are necessary and UCC Financing Statements have been filed or submitted for filing as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property (to the extent that a filing of such a UCC Financing Statement can perfect such a security interest). An assignment of each UCC Financing Statement relating to the Mortgage Loan has been delivered by Seller in blank which the Purchaser or Trustee, as applicable, or designee is authorized to complete and to file in the filing office in which such UCC Financing Statement was filed. Each Mortgage Loan and the related Mortgage (along with any security agreement and UCC Financing Statement), together with applicable state law, contain customary and enforceable provisions such as to render the rights and remedies of the holders thereof adequate for the practical realization against the personal property described above, and the principal benefits of the security intended to be provided thereby; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or any other personal property to the extent that the possession or control of such items or actions other than the filing of the UCC Financing Statement as required in order to effect such perfection.

                  (11) Taxes and Assessments. All taxes and governmental
            assessments or charges or water or sewer bills that prior to the Cut-off Date became due and owing in respect of each related Mortgaged Property have been paid, or if in dispute, an escrow of funds in an amount sufficient to cover such payments has been established. Such taxes and assessments shall not be considered delinquent or due and owing until the date on which interest or penalties may first be payable thereon.

                  (12) Condition of Property; No Condemnation; No Encroachments.
            In the case of each Mortgage Loan, one or more engineering assessments which included a physical visit and inspection of the Mortgaged Property were performed by an independent engineering consultant firm and except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Master Servicer, the related Mortgaged Property is, to the Seller's knowledge as of the Closing Date, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any material damage or deficiencies, material deferred maintenance or other similar conditions, either (a) an escrow of funds was required or a letter of credit was obtained in an amount equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial lender would deem appropriate under the circumstances sufficient to effect the necessary repairs or maintenance or (b) such repairs and maintenance have been completed. As of origination of such Mortgage Loan, there was no proceeding pending, and subsequent to such date, the Seller has no actual knowledge of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan and to the Seller's knowledge as of the Cut-off Date: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance referred to in Paragraph (13) below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the use or the value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance referred to in Paragraph
            (13) below.

                  (13) Title Insurance. The Seller has received an ALTA lender's title insurance policy or an equivalent form of lender's title insurance policy (or if such policy is not yet issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment, in either case marked as binding and countersigned by the title insurer or its authorized agent either on its face or by an acknowledged closing instruction or escrow letter) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring the portion of each Mortgaged Property comprised of real estate and insuring the originator of such Mortgage Loan and its successors and assigns (as sole insureds) that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the insured includes the owner of the Mortgage Loan and all premiums thereon have been paid. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser), such Title Insurance Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Purchaser and its successors and assigns without consent or notice to the title insurer. The Seller has not done, by act or omission, anything that would impair the coverage under such Title Insurance Policy. Such Title Insurance Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, (b) that there are no encroachments of any part of the building thereon over easements, and (c) that the area shown on the survey is the same as the property legally described in the related Mortgage.

                  (14) Insurance. All improvements upon each Mortgaged Property securing a Mortgage Loan are insured by all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located. Each Mortgaged Property was covered by a fire and extended perils included under the classification "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve
            (12) months (or a specified dollar amount which, in the reasonable judgement of the Seller, will cover no less than twelve (12) months of rental income). If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (b) the outstanding principal balance of such Mortgage Loan, and (c) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders for similar properties; if any Mortgaged Property is located in the state of California or in a "seismic zone" 3 or 4, a seismic assessment was conducted (except in the case of mobile home parks) at the time of originations and seismic insurance was obtained to the extent such Mortgaged Property has a PML of greater than twenty percent (20%) calculated using at least a 450 a year look back with a 10% probability of exceedance in a 50 year period; all properties in Florida and within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina and South Carolina have windstorm insurance; any nonconformity with applicable zoning laws and ordinances (1) is not a material nonconformity and does not materially and adversely affect the use, operation or value of the Mortgaged Property, (2) constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to materially the same extent of the use or structure at the time of such casualty, (3) is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial or multifamily, as applicable, mortgage lenders, (4) is covered by a zoning endorsement covering any loss to the mortgagee resulting from such non-conformity or (5) is covered by insurance that will provide proceeds that, together with the value of the related land, will be sufficient to repay the Mortgage Loan; and additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent). At origination, and to the Seller's knowledge as of the Closing Date, such insurance was, or is, as applicable, in full force and effect with respect to each related Mortgaged Property and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Loan Documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with the mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without 30 days' prior written notice to the mortgagee (or, with respect to nonpayment, 10 days' prior written notice to the mortgagee) or such lesser period as prescribed by applicable law; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender after September 11, 2001 or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, for each Mortgage Loan, (A) the related all risk property casualty insurance policy and business interruption policy do not exclude acts of terrorism, or any related damage claims or (B) Borrower has obtained insurance satisfying the above coverage requirements against damage and business interruption resulting from acts of terrorism, from coverage as of the later of (i) the date of origination of the Mortgage Loan and (ii) the date as of which the policy was renewed or amended, and the related Loan Documents do not expressly prohibit or waive such coverage, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. The Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph (44) below).

                  (15) No Material Defaults. Other than payments due but not yet
            30 days or more delinquent (A) there exists no material default, breach, violation or event of acceleration under the related Loan Documents and (B) since the date of origination of such Mortgage Loan, there has been no declaration by the Seller or prior holder of such Mortgage Loan of an event of acceleration under the related Loan Documents, and (C) to Seller's actual knowledge no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents has occurred and is continuing; the Seller has not waived any material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other Loan Documents in the related Mortgage File, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under the Loan Documents; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to the subject matter otherwise covered by any other representation and warranty made by the Seller in this
            Schedule II.

                  (16) Payment Record. Each Mortgage Loan is not, and in the
            prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months) has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace or cure period.

                  (17) Additional Collateral. The related Loan Documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than another Mortgage Loan.

                  (18) Qualified Mortgage. Each Mortgage Loan constitutes a
            "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision) and the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8), assuming compliance with all of the requirements of a "foreclosure property" under Section 856(e)(4) by the Trustee, the Master Servicer, the Special Servicer, as applicable, and their respective agents, but without regard to the holding period requirements set forth in Section 856(e)(2). Prepayment Premiums and yield maintenance charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

                  (19) Environmental Conditions. One or more property condition or engineering reports (relating to lead-based paint, asbestos and radon gas) or environmental site assessments meeting the requirements of the American Society for Testing and Materials in effect at the time the related report was or the related reports were prepared covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property (an "Environmental Report"), or an update of such an assessment, was performed by an experienced licensed (to the extent required by applicable state law) environmental consulting firm with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan and thereafter updated such that, (a) such Environmental Report is dated no earlier than twelve months prior to the Closing Date, (b) a copy of each such Environmental Report has been delivered to the Purchaser; and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) a party not related to the related Mortgagor with financial resources reasonably adequate to cure the subject violation in all material respects was identified as the responsible party for such condition or circumstance, (B) the related Mortgagor was required to provide additional security adequate to cure the subject violation in all material respects and to obtain an operations and maintenance plan,
            (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, or recommended only the implementation of an operations and maintenance program, which the Mortgagor is required to do, (D) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (E) the related Mortgaged Property is insured under a policy of insurance against losses arising from such circumstances and conditions, (F) the circumstance or condition has been fully remediated, (G) the related Mortgagor provided a "no further action" letter or other evidence acceptable to the Seller and that would be acceptable to a reasonably prudent lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (H) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 2% of the outstanding principal balance of the related Mortgage Loan and (b) $200,000, (I) the related Mortgagor or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, or (J) a responsible party with financial resources reasonably adequate to cure the violation provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage, or other Loan Document in the Mortgage File, for each Mortgage Loan encumbering the Mortgaged Property requires the related Mortgagor to comply and cause the Mortgaged Property to comply with all applicable federal, state and local environmental laws and regulations. The Seller has not taken any action which would cause the Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards or which could subject the Seller or its successors and assigns to liability under such laws. Each Mortgagor represents and warrants in the related Loan Documents generally to the effect that except as set forth in certain specified environmental reports and to the best of its knowledge that as of the date of origination of such Mortgage Loan, there were no hazardous materials on the related Mortgaged Property, and that the Mortgagor will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials, in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

                  (20) Customary Mortgage Provisions. The related Loan Documents contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if customary, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity, and there is no exemption available to the Mortgagor which would interfere with such right to foreclose except any statutory right of redemption or as may be limited by anti-deficiency laws or by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principals of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (21) Bankruptcy. No Mortgaged Property, nor any material
            portion thereof, is the subject of and no Mortgagor is a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

                  (22) Whole Loan; Interest Only; No Equity Participation or
            Contingent Interest. Each Mortgage Loan is a whole loan and not a participation interest in a loan. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, has a shared appreciation feature, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for interest-only payments without principal amortization (except as disclosed in the Prospectus Supplement) or for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to the Mortgagor under the Mortgage Loan or otherwise nor holds any equity interest in any Mortgagor.

                  (23) Transfers and Subordinate Debt. The Mortgage Loan does not permit the related Mortgaged Property or any interest therein, including any ownership interest in the Mortgagor, to be encumbered by any mortgage lien or other encumbrance except the related Mortgage or the Mortgage of another Mortgage Loan without the prior written consent of the holder thereof. To Seller's knowledge, as of origination, and, to the Seller's actual knowledge as of the Closing Date, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The Loan Documents require the Mortgagor to pay all reasonable costs and expenses related to any required consent to any transfer or encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees. The Loan Documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any direct equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than by reason of family and estate planning transfers, transfers of less than a controlling interest in the Mortgagor, issuance of non-controlling new equity interests, transfers that are subject to the holder's approval of transferee and satisfaction of certain conditions specified in the Loan Documents, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgaged Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

                  (24) Waivers and Modification. The terms of the related Loan
            Documents have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any material respect, except pursuant to a written instrument duly submitted for recordation, to the extent required, and specifically included in the related Mortgage Loan File. No alterations, waivers, modifications or assumptions of any kind have been given, made or consented to by or on behalf of the Seller since April 23, 2007. The Seller has not taken any intentional action that would cause the representations and warranties of the related Mortgagor under the Mortgage Loan not to be true and correct in any material respect.

                  (25) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator within the 12 months prior to the Closing Date.

                  (26) Releases of Mortgaged Property. Since origination, no portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value, use or operation of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor equal to not less than 125% of the related allocated loan amount of such Mortgaged Property specifically set forth in the related Loan Documents, (b) upon payment in full of such Mortgage Loan, (c) Mortgage Loans which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans in accordance with their terms, (d) Mortgage Loans which permit the related Mortgagor to substitute a replacement property subject to the satisfaction of enumerated conditions that would be acceptable to a reasonably prudent commercial or multifamily, as applicable, lender, but which do not include the consent or approval of the lender to the substitution or the substitute property, or (e) a portion of the Mortgaged Property that was not given any value in connection with either the initial underwriting or appraisal of the Mortgage Loan.

                  (27) Defeasance. With respect to any Mortgage Loan that
            contains a provision for any defeasance of mortgage collateral (a "Defeasance Loan"), the related Mortgage Note, Mortgage or other related Loan Document contained in the Mortgage File, provides that the defeasance option is not exercisable prior to a date that is at least two (2) years following the Closing Date and is otherwise in compliance with applicable statutes, rules and regulations governing REMICs; requires prior written notice to the holder of the Mortgage Loan of the exercise of the defeasance option and payment by Mortgagor of all related fees, costs and expenses as set forth below; requires, or permits the lender to require, the Mortgage Loan (or the portion thereof being defeased) to be assumed by a single-purpose entity; and requires delivery of a legal opinion that the Trustee has a perfected security interest in such collateral prior to any other claim or interest. In addition, each Mortgage loan that is a Defeasance Loan permits defeasance only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or the portion thereof being defeased) either through and including the maturity date of the Mortgage Loan or to the first date that the Borrower can prepay the Mortgage Loan without prepayment premium, and in the case of ARD Loans, assuming the Anticipated Repayment Date is the Stated Maturity Date. Further, the Mortgage or other related Loan Document contained in the Mortgage File requires that an independent certified public accountant certify that such government securities are sufficient to make all such scheduled payments when due. To Seller's actual knowledge, defeasance under the Mortgage Loan is only for the purpose of facilitating the release of the Mortgaged Property and not as a part of an arrangement to collateralize a REMIC with obligations that are not real estate mortgages. With respect to each Defeasance Loan, the related Mortgage or other related Loan Document provides that the related Mortgagor shall (or permits the mortgagee to require the Mortgagor to) (a) pay all Rating Agency fees associated with defeasance (if Rating Agency approval is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or (b) provide all opinions reasonably required by the mortgagee under the related Loan Documents, including, if applicable, a REMIC opinion and a perfection opinion and any applicable rating agency letters confirming no downgrade or qualification of ratings on any classes in the transaction. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the Mortgage Loan or the related documents require (or permit the mortgagee to require) confirmation from the Rating Agency that exercise of the defeasance option will not cause a downgrade or withdrawal of the rating assigned to any securities backed by the Mortgage Loan and require (or permit the mortgagee to require) the Mortgagor to pay any Rating Agency fees and expenses.

                  (28) Local Law Compliance; Non-Conforming Uses or
            Improvements. To the Seller's knowledge as of the date of origination of such Mortgage Loan, and, to the Seller's actual knowledge, as of the Cut-off Date the Mortgaged Property and the improvements located on or forming part of, and the existing use of, each Mortgaged Property securing a Mortgage Loan was or are, as applicable, in material compliance with all applicable zoning laws including parking and ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, either law and ordinance insurance coverage has been obtained in amounts adequate to avoid loss to the mortgagee, or such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property).

                  (29) (reserved)

                  (30) Single-Purpose Entity. Each Mortgage Loan with an
            original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding, and to Seller's actual knowledge each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, and/or which entity represented and covenanted in the related Loan Documents, substantially to the effect that such Mortgagor (i) is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; (ii) does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; (iii) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (iv) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Loan Documents; (v) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (vi) holds itself out as being a legal entity, separate and apart from any other person. In addition, with respect to all Mortgage Loans with an original principal balance of $15,000,000 or more, the Mortgagor's organizational documents provide substantially to the effect that the Mortgagor shall: observe all entity level formalities and record keeping; conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis pursuant to written agreements; hold itself out as being a legal entity, separate and apart from any other person and such organizational documents provide that: any dissolution or winding up or insolvency filing for such entity is prohibited or requires the unanimous consent of an independent director or member or all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; and the Mortgagor shall have an outside independent director or member. The Mortgage File for each such Mortgage Loan having an original principal balance of $20,000,000 or more contains a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving its equity owner or group of equity owners having an equity interest greater than 49%. To Seller's actual knowledge, each Mortgagor has fully complied with the requirements of the related Mortgage Loan and Mortgage and the Mortgagor's organizational documents regarding Single-Purpose-Entity status. The organization documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member.

                  (31) No Advances. No advance of funds has been made after
            origination, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

                  (32) Litigation or Other Proceedings. To Seller's knowledge, as of origination there were no, and to the Seller's actual knowledge, as of the Closing Date, there are no, pending actions, suits, litigation, arbitration or other proceedings by or before any court, arbitrator or governmental authority against the Mortgagor (or any related guarantor to the extent the Seller would consider such guarantor material to the underwriting or such Mortgage Loan) under any Mortgage Loan or the related Mortgaged Property that could reasonably be expected to materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or such guarantor's ability to meet its obligations under the related Loan Documents.

                  (33) No Usury. The Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) is a fixed rate, and complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

                  (34) Trustee Under Deed of Trust. If the Mortgage for any
            Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan and all such fees and expenses are the obligation of the Mortgagor under the Mortgage.

                  (35) Other Collateral; Cross-Collateralization. The related
            Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

                  (36) (reserved)

                  (37) Escrow Deposits. All escrow deposits and payments
            required pursuant to the Loan Documents are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith, and all such escrows, deposits and payments will be conveyed by the applicable Seller to the Purchaser and identified as such with appropriate detail on the Closing Date.

                  (38) Licenses and Permits. The Mortgage Loan requires the
            related Mortgagor, to the extent required by law, to be qualified to do business, and requires the related Mortgagor and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning and building laws, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. To the Seller's knowledge, as of the date of origination of each Mortgage Loan based on any of: (i) a letter from governmental authorities,
            (ii) a legal opinion, (iii) an endorsement to the related Title Insurance Policy, (iv) a zoning report from a zoning consultant, or
            (v) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, and to the Seller's actual knowledge as of the Closing Date, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses and permits have otherwise been issued.

                  (39) Origination, Servicing and Collection Practices. The
            origination (or acquisition, as the case may be), collection, and the servicing practices used by the Seller and its affiliates or contractors engaged by it with respect to the Mortgage Loan have been in all respects legal and have met customary standards utilized by prudent commercial or multifamily, as applicable, lenders and servicers.

                  (40) Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

                  (41) Non-Recourse Exceptions. Each Mortgage Loan is
            non-recourse, except that the Mortgagor and either: a principal of the Mortgagor or other natural person, with assets other than any interest in the Mortgagor, has agreed to be jointly and severally liable for all liabilities, expenses, losses, damages, expenses or claims suffered or incurred by the holder of the Mortgage Loan by reason of or in connection with: (i) any fraud or material misrepresentation by the Mortgagor, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards or (iii) violation of applicable environmental laws or breaches of environmental covenants. No waiver of liability for such non-recourse exceptions has been granted to the Mortgagor or any such guarantor or principal by the Seller or anyone acting on behalf of the Seller.

                  (42) Separate Tax Parcels. Each Mortgaged Property constitutes one or more separate tax lots (or will constitute separate tax lots when the next tax maps are issued), or, in certain instances, an application has been made to the applicable governing authority for creation of separate tax lots that shall be effective for the next tax year (and, with respect to tax parcels for which such application has been made, prior to the creation of such separate tax lots, taxes are being escrowed for the entire existing tax parcel), or is subject to an endorsement under the related Title Insurance Policy insuring for losses arising from any claim that the Mortgaged Property is not one or more separate tax lots.

                  (43) Financial Statements. Each Mortgage or related Loan
            Documents requires the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for Mortgage Loans with an original principal balance less than $3,000,000) and annual operating statements (or a balance sheet statement of income and expenses and a statement of changes in financial position), and such additional information regarding the Mortgagor and the Mortgaged Property as the owner or holder of the Mortgage may request which annual financial statements for all Mortgage Loans with an original principal balance greater than $20,000,000 shall be audited by an independent certified public accountant upon the request of the holder of the Mortgage Loan.

                  (44) Fee/Leasehold Properties. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except that with respect to Mortgage Loans that are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

                        (a) Such Ground Lease or a memorandum thereof has been
                  duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

                        (b) Such Ground Lease is not subject to any liens or
                  encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions, and provides that it shall remain prior to any mortgage or other lien upon the related Fee Interest;

                        (c) The Mortgagor's interest in such Ground Lease is
                  assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

                        (d) Such Ground Lease is in full force and effect, and
                  the Seller has not received as of the Closing Date notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease;

                        (e) Seller or its agent has provided the lessor under
                  the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                        (f) The mortgagee under such Mortgage Loan is permitted
                  a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the Mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

                        (g) Such Ground Lease has a current term (including one
                  or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller and its successors and assigns) which extends not less than the greater of 10 years beyond the amortization term and 20 years beyond the Stated Maturity Date for the related Mortgage Loan (or, with respect to any Mortgage Loan with an Anticipated Repayment Date, 10 years beyond the amortization term);

                        (h) Such Ground Lease requires the lessor to enter into
                  a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

                        (i) Under the terms of such Ground Lease and the related
                  Loan Documents, taken together, any related insurance proceeds or condemnation award that is awarded with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

                        (j) Such Ground Lease does not impose any restrictions
                  on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

                        (k) Such Ground Lease may not be amended or modified
                  without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns;

                        (l) The terms of such Ground Lease have not been waived,
                  modified, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by the related Mortgage.

                  (45) Fee Simple Interest. Except with respect to the Mortgage
            Loans secured by Ground Leases, each of the Mortgagors (or its affiliates) has title in the fee simple interest in each related Mortgaged Property.

                  (46) ARD Loans. Each ARD Loan requires scheduled monthly
            payments of principal; if any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming that it is not otherwise in default, the rate at which such Mortgage Loan accrues interest will increase to the sum of the original Mortgage Rate and a specified margin not less than 2 percent (2%); the Anticipated Repayment Date of any such Mortgage Loan is not less than 7 years from the date of origination; and after the Anticipated Repayment Date, the Loan Documents provide that excess cash flow after payment of expenses, including scheduled interest and capital expenditures approved by the lender, will be used to repay principal.

                  (47) Authorization in Jurisdiction. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

                  (48) No Negative Amortization; No Capital Contribution; No
            Financing for Incomplete Improvements. No Mortgage Loan, other than an ARD Loan (and then only after the Anticipated Repayment Date for such ARD Loan), provides for the negative amortization of interest. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the purpose of financing the construction of incomplete improvements on the related Mortgaged Property other than tenant improvements.

                  (49) No Fraud. Neither the Seller, the originator, nor any employee or agent of the Seller or the originator has participated in any fraud or intentional material misrepresentation with respect to the Mortgagor, the Mortgaged Property or any guarantor. To Seller's actual knowledge, no Mortgagor or guarantor is guilty of defrauding or making an intentional material misrepresentation to the Seller with respect to the origination of the Mortgage Loan, the Mortgagor or the Mortgaged Property.

                  (50) Grace Periods. The related Mortgage or Mortgage Note
            provides a grace period for delinquent Monthly Payments no longer than 10 days from the applicable Due Date other than as disclosed in the Mortgage Loan Schedule.

                  (51) Appraisals. The Mortgage File contains an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal or a supplemental letter from the appraiser states that the appraisal satisfies the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended), all as in effect on the date the Mortgage Loan was originated.

                  (52) Mortgagor Concentration. Except as disclosed in the
            Prospectus Supplement, (a) no Mortgagor is the Mortgagor with respect to more than one Mortgage Loan and (b) to the Seller's knowledge, no group of Mortgage Loans with affiliated Mortgagors have an aggregate principal balance equaling more than $366,059,373.

                  (53) Environmental Insurance Policies. If the Mortgaged
            Property securing any Mortgage Loan is covered by a secured creditor environmental insurance policy, then:

                        (a) the Seller:

                              (i) has disclosed, or is aware that there has been
                        disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

                              (ii) has delivered or caused to be delivered to
                        the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property,

                              in each case with respect to (i) and (ii) to the
                        extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy;

                        (b) all premiums for such insurance have been paid;

                        (c) has a term not less than 5 years beyond the term of
                  the Mortgage Loan (or 5 years beyond the Anticipated Repayment Date with respect to an ARD Loan) and is not cancelable during such term; and

                        (d) such insurance is in full force and effect.

                        If the Mortgage Loan is listed on Schedule IIA(53) and
                  the environmental insurance for such Mortgage Loan is not a secured creditor policy but was required to be obtained by the Mortgagor, then the holder of the Mortgage Loan is entitled to be an additional insured under such policy, all premiums have been paid, such insurance is in full force and effect, such policy may not be cancelled or amended without the consent of the Seller or its successors and assigns and, to the Seller's knowledge, the Mortgagor has made the disclosures and complied with the requirements of clauses (a) and (b) of this Paragraph
                  (53).

                  (54) Access. The Mortgaged Property is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress.

                                  SCHEDULE IIA

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                                REPRESENTATION 4

           No Holdbacks; Improvements Complete or Escrows Established.
           -----------------------------------------------------------

--------------------------------------------------------------------------------
23-25 & 27-29 East 124th Street      A debt service reserve fund in the amount
(3406097)                            of $120,000 was taken upon the closing of
                                     the related Mortgage Loan as additional
                                     security for the related Mortgage Loan and
                                     will disbursed to the related Borrower upon
                                     the earlier of (i) the payment in full of
                                     the related Mortgage Loan or (ii) the
                                     determination that the debt service
                                     coverage ratio equals or exceeds 1.20x.
--------------------------------------------------------------------------------
Fubonn Shopping Center (3401449)     A holdback in the amount of $2,000,000 was
                                     taken upon the closing of the related
                                     Mortgage Loan. If Borrower has not
                                     satisfied the conditions for a release of
                                     the holdback on or before the date which is
                                     36 months after the closing date of the
                                     related Mortgage Loan, the holdback may be
                                     applied to the related Mortgage Loan. The
                                     closing date was June 16, 2006.
--------------------------------------------------------------------------------
Marsh Warehouse 858 (3403580)        A Holdback Reserve Fund was taken upon the
                                     closing of the related Mortgage Loan as
Marsh Store 18 (3403584)             additional security for the related
                                     Mortgage Loan. These funds will be
Marsh Store 83 (3402366)             disbursed to Borrower upon the earlier
                                     Marsh Warehouse 851 (3403583) to occur of
Marsh Store 53 (3403586)             (i) "Satisfactory Guaranty Event" (as
                                     defined in the related Mortgage Loan
Marsh Store 91 (3402374)             agreement) or (ii) payment of the related
                                     Mortgage Loan.
--------------------------------------------------------------------------------
Empire Self Storage Portfolio        An escrow or letter of credit in the amount
(3403893)                            of $2,600,000 was taken upon the closing of
                                     the related Mortgage Loan as additional
                                     security for the related Mortgage Loan, to
                                     be released by the mortgagee when the
                                     Mortgaged Property has a debt service
                                     coverage ratio equal to or greater than
                                     1.10x.
--------------------------------------------------------------------------------
Cascade Village Phase I (3400017)    A holdback escrow in the amount of
                                     $2,583,797 was taken upon the closing of
                                     the related Mortgage Loan. This escrow may
                                     be replaced with a letter of credit. On up
                                     to two occasions on or prior to June 1,
                                     2012, Borrower may obtain the release of
                                     funds in the holdback escrow in an amount
                                     which results in the debt service coverage
                                     ratio being 1.20x.
--------------------------------------------------------------------------------

                                REPRESENTATION 6

                         Assignment of Leases and Rents.
                         -------------------------------

--------------------------------------------------------------------------------
To the extent that the related Mortgage Loan borrower leases all or part of the related Mortgaged Property to a master lessee, which master lessee enters into leases with tenants of such related Mortgaged Property, such master lessee owns an interest in any payments due under such related leases.
--------------------------------------------------------------------------------

                                REPRESENTATION 12

            Condition of Property; No Condemnation; No Encroachments.
            ---------------------------------------------------------

--------------------------------------------------------------------------------
The Heights on West Campus (3405845) An escrow of funds was not required with respect to necessary repairs totaling
                                     $74,900.
--------------------------------------------------------------------------------
Airway Properties (3404317)          An escrow of funds was not required with
                                     respect to necessary repairs totaling
                                     $20,365.
--------------------------------------------------------------------------------
Overlook at King of Prussia          There is an ongoing condemnation in
(3405766)                            connection with road widening.
--------------------------------------------------------------------------------
Presidential Towers (3406070)        Necessary immediate repairs in the amount
                                     of $7,500,000 were noted in the related
                                     loan agreement, and a deposit equal to such
                                     amount was made into the Required Repair
                                     Account on the closing of the Mortgage
                                     Loan. A $3,500,000 Debt Service Reserve
                                     Fund is being held as additional collateral
                                     for the Mortgage Loan. Such amount shall be
                                     transferred to the Required Repair Account
                                     once a debt service coverage ratio of at
                                     least 1.10x is achieved.
--------------------------------------------------------------------------------

                                REPRESENTATION 14

                                   Insurance.
                                   ----------

--------------------------------------------------------------------------------
Some Loan Documents provide that the loss of rents or income, as applicable, will be insured until completion of Restoration or the expiration of twelve (12) months, whichever first occurs.
--------------------------------------------------------------------------------
Raley's at the Parkway (3405700)     The related Mortgaged Property is located
                                     in the State of California; however seismic
Pacifica Tower  (3406563)            insurance may not be maintained.

Moreno Valley Business Park
(3404871)

Empire Self Storage Portfolio -
Empire Self Storage Victorville
(3403893)

Empire Self Storage Portfolio -
Empire Self Storage Lake Elsinore
(3403893)

Empire Self Storage Portfolio -
Empire Self Storage Hesperia
(3403893)

Empire Self Storage Portfolio -
Empire Self Storage Fontana
(3403893)

Empire Self Storage Portfolio -
Empire Self Storage Etiwanda
(3403893)

Empire Self Storage Portfolio -
Empire Self Storage Claremont
(3403893)

Empire Self Storage Portfolio -
Empire Self Storage Bloomington
Linden (3403893)

Empire Self Storage Portfolio -
Empire Self Storage
Bloomington Cedar (3403893)

Airway Properties (3404317)

731 North St. Andrews Place (3406220)

20285 Western Avenue (3406314)

--------------------------------------------------------------------------------
Marsh Store 83 (3402366)             The insurance required by the Master Lease
                                     is deemed to satisfy the related Loan
Marsh Store 53 (3403586)             Document insurance requirements.

Marsh Warehouse 858 (3403580)

Marsh Warehouse 851 (3403583)

Marsh Store 18 (3403584)

Marsh Store 91 (3402374)
--------------------------------------------------------------------------------
Belk II (3406182)                    The insurance required by the Belk Lease is
                                     deemed to satisfy the related Loan Document
                                     insurance requirements.
--------------------------------------------------------------------------------
One Park Avenue (3405209)            With respect to terrorism insurance, in the
                                     event that Terrorism Risk Insurance Act is
Marketplace at Mill Creek (3405751)  no longer in effect, the related Borrower will not be required to pay annual premiums
Winslow Bay Commons (3405753)        in excess of the amount set forth in the
                                     related Mortgage Loan agreement in order to
Hiram Pavilion (3405768)             obtain terrorism coverage.

Stonecrest Marketplace (3405754)

Woodstock Square (3405755)

Boynton Commons (3405756)

Bartow Marketplace (3405772)

Gateway Market Center (3405773)

Market Place (3405759)

Anderson Central (3405760)

Paradise Place (3405776)

Gateway Plaza - Jacksonville (3405762)

Overlook at King of Prussia (3405766)

Pacific Shores Building 9 & 10 (3406713)

La Plaza Business Center - Bldg E (3405667)
--------------------------------------------------------------------------------
Anatole Hotel (3406386)              With respect to terrorism insurance, the
                                     related Borrower is not required to pay
6851 Veterans Boulevard (3406266)    annual premiums in excess of the amount set
                                     forth in the related Mortgage Loan
Second & Seneca (3406646)            agreement in order to obtain terrorism
                                     coverage.
340 Flatbush Avenue Extension
(3404238)
--------------------------------------------------------------------------------
Overlook at King of Prussia          The insurer for All Risk and Business
(3405766)                            Interruption policies has a claims paying
                                     ability rating from A.M. Best of not less
                                     than A-/VII. The related Loan Documents are
                                     silent as to the required insurance company
                                     ratings for other coverage.
--------------------------------------------------------------------------------
Pacific Shores Building 9 & 10       Borrower is required to maintain insurance
(3406713)                            coverage with one or more primary insurers
                                     having claims-paying-ability and financial
                                     strength ratings by each of the Rating
                                     Agencies of not less than "A-" or its
                                     equivalent; provided, however, up to 20% of
                                     the aggregate coverage may be issued by one
                                     or more insurers reasonably acceptable to
                                     Lender having a claims-paying ability
                                     rating by each of the Rating Agencies of
                                     not less than "BBB-" or its equivalent.
                                     Notwithstanding the foregoing, Borrower
                                     will be permitted to maintain its policies
                                     of insurance with insurance companies that
                                     do not meet the foregoing requirements,
                                     provided Borrower obtains a "cut-through"
                                     endorsement from an insurance company that
                                     meets the claims paying ability ratings
                                     required above. Moreover, if Borrower
                                     desires to maintain the required insurance
                                     from an insurance company which does not
                                     meet the claims paying ability ratings set
                                     forth above but the parent of such
                                     insurance company, which owns at least
                                     fifty-one percent (51%) of such insurance
                                     company, maintains such ratings, Borrower
                                     may use such insurance company if approved
                                     by any applicable Rating Agency.
--------------------------------------------------------------------------------
Cascade Village Phase I (3400017)    On or before July 1, 2007, the related
                                     Borrower will deliver to the related Lender
                                     evidence that the Sequoia Insurance Company
                                     has obtained a claims paying ability rating
                                     of A or better by S&P (and the equivalent
                                     ratings for Moody's and Fitch). If Sequoia
                                     Insurance Company fails to obtain such a
                                     rating, Borrower is required to promptly
                                     obtain all required insurance policies from
                                     an insurance carrier that meets the ratings
                                     required by Lender.
--------------------------------------------------------------------------------
Second & Seneca (3406646)            All insurance required by the Mortgage Loan
                                     Agreement must be issued by insurance
                                     companies that have been assigned a claims paying ability/financial strength rating equal to or better than the Minimum
                                     Required Rating (as hereinafter defined) by at least two (2) Rating Agencies (one of which will be S&P, if S&P is rating the Securities, and one of which will be Moody's, if Moody's is rating the Securities).

                                     "Minimum Required Rating" means (A) in the case of a Policy issued by four (4) or fewer insurance companies, (1) at least seventy-five percent (75%) of such insurance companies have been assigned a claims paying ability/financial strength rating equal to or better than "A" (or its equivalent) by such Rating Agency, and (2) of the remaining coverage at least fifteen percent (15%) of such insurance companies have been assigned a claims paying ability/financial strength rating of "BBB" or better by such Rating Agency and the remaining ten percent (10%) of such insurance companies are required to have claims paying ability rating of "A" or better and a financial rating of "XII" or better by A.M. Best, and (3) no such insurance companies which provide, in the aggregate, coverage in an amount up to and including the greater of (y) the outstanding principal amount of the Mortgage Loan and (z) the Full Replacement Cost, have been assigned a claims paying ability/financial strength rating below Investment Grade by such Rating Agency, (B) in the case of a Policy issued by five (5) or more insurance companies, (1) at least sixty percent (60%) of such insurance companies have been assigned a claims paying ability/financial strength rating equal to or better than "A" (or its equivalent) by such Rating Agency, and (2) of the remaining coverage at least thirty percent (30%) of such insurance companies have been assigned a claims paying ability/financial strength rating of "BBB" or better by such Rating Agency and the remaining ten percent (10%) of such insurance companies are required to have claims paying ability rating of "A" or better and a financial rating of "XII" or better by A.M. Best, and (3) no such insurance companies which provide, in the aggregate, coverage in an amount up to and including the greater of (y) the outstanding principal amount of the Mortgage Loan and (z) the Full Replacement Cost, have been assigned a claims paying ability/financial strength rating below Investment Grade by such Rating Agency. Notwithstanding the preceding sentence, a Qualified Insurer will also include, in the case of the Terrorism Insurance coverage required under Section 6.1(a)(x) of the related loan agreement, any insurance company rated Investment Grade or better by S&P and Moody's.

                                     Borrower may procure all or a portion of
                                     the insurance coverage required under the
                                     related loan agreement (including the
                                     so-called catastrophe perils and Terrorism
                                     but excluding the all-risk part of a
                                     property policy and umbrella liability)
                                     through a "captive" insurance arrangement
                                     with a provider that is affiliated with TSP
                                     (as defined in the Mortgage Loan
                                     Agreement), provided that (i) Lender is
                                     reasonably satisfied with the
                                     formation/structure of the captive provider
                                     and the coverage provided, and (ii) Lender
                                     has received written confirmation from each
                                     of the applicable Rating Agencies rating
                                     and certificates issued or to be issued in
                                     connection with a Securitization of any
                                     portion of the Mortgage Loan that the use
                                     of such captive insurance arrangement will
                                     not result in any adverse ratings effect
                                     upon such certificates. Lender will
                                     cooperate with and permit Borrower to
                                     participate in the presentation to the
                                     Rating Agencies with respect to any such
                                     captive insurance program. Except for the
                                     aforementioned condition, such "captive"
                                     insurance company will not be subject to
                                     any of the above rating requirements or
                                     conditions in Section 6.1(b) of the
                                     Mortgage Loan Agreement.
--------------------------------------------------------------------------------

                                REPRESENTATION 19

                            Environmental Conditions.
                            -------------------------

--------------------------------------------------------------------------------
Gateway Market Center (3405773)      The Phase I report noted certain
                                     contamination at the Mortgaged Property
                                     from a dry cleaner formerly operated at the Mortgage Property.

                                     Within twelve (12) months of the closing date, Borrower must deliver to the mortgagee satisfactory evidence, reasonably acceptable to the mortgagee in all respects, that the Mortgaged Property has been granted a "No Further Action" status from Florida Department of Environmental Protection.

                                     The closing date of the Mortgage Loan was
                                     February 27, 2007.
--------------------------------------------------------------------------------

                                REPRESENTATION 22

   Whole Loan; Interest Only; No Equity Participation or Contingent Interest.
   --------------------------------------------------------------------------

--------------------------------------------------------------------------------
La Plaza Business Center - Bldg E
(3405667)

One Park Avenue (3405209)

Cross Timbers Court (3405447)

14th Street Market (3405445)

23-25 & 27-29 East 124th Street
(3406097)

Shallotte Commons (3405879)

Riverview Village (3405466)

Market at Westlake (3405461)

Market at Morse (3405888)

Belk II (3406182)

40 Court Street (3405961)

Anatole Hotel (3406386)

20285 Western Avenue (3406314)

Overlook at King of Prussia
(3405766)                            The related Mortgage Loan is interest-only.

The Heights on West Campus (3405845)

Philly Self Storage Portfolio
(3405932)

Schneider Electric (3405887)

Park West Plaza (3405462)

Hunters Glen Crossing (3405458)

Pacific Shores Building 9 & 10
(3406713)

The Highlands (3405456)

Custer Creek (3405449)

Donelson Plaza (3405446)

Bellerive Plaza (3405450)

Flower Mound Crossing (3405451)

East Gate (3405448)

Shiloh Square (3405465)

Pioneer Plaza (3405464)

Brandon Centre South (3405457)

Suncreek Village (3405463)

Fury's Ferry (3405455)

Scofield Crossing (3405459)

Heritage Heights (3405454)
--------------------------------------------------------------------------------
Tracy Pavilion II (3402392)          The related Mortgage Loan is interest-only
                                     for 5 years.

12th and Walnut Street Garage
(3404734)

Cascade Village Phase I (3400017)
--------------------------------------------------------------------------------
Moreno Valley Business Park          The related Mortgage Loan is interest-only
(3404871)                            for 4 years.

One Main Plaza (3404645)

Airway Properties (3404317)
--------------------------------------------------------------------------------
Fubonn Shopping Center (3401449)     The related Mortgage Loan is interest-only
                                     for 3 years.
El Mercado Center (3404899)

Briarwood Shopping Village
(3406597)
--------------------------------------------------------------------------------
Walgreens-Broadway (3403007)         The related Mortgage Loan is interest-only
                                     for 2 years.
Montecito Marketplace (59758)

Banco Plaza (3405077)
--------------------------------------------------------------------------------
The Store Room - Pompano Beach       The related Mortgage Loan is interest-only
(3400184)                            for 1 year.
--------------------------------------------------------------------------------

                                REPRESENTATION 23

                         Transfers and Subordinate Debt.
                         -------------------------------

--------------------------------------------------------------------------------
One Park Avenue (3405209)            The Consolidated, Amended and Restated
                                     Promissory Note has been split into Note
                                     A-1 in the amount of $187,500,000 and Note
                                     A-2 in the amount of $187,500,000. Note A-1
                                     and Note A-2 each state that these notes in
                                     the aggregate secure the indebtedness
                                     secured by the related Pledge Agreement.
--------------------------------------------------------------------------------
Anatole Hotel (3406386)              The original Note has been split into Note
                                     A-1 in the amount of $175,000,000 and Note
                                     A-2 in the amount of $175,000,000.
--------------------------------------------------------------------------------

                                REPRESENTATION 24

                            Waivers and Modification.
                            -------------------------

--------------------------------------------------------------------------------
Pacifica Tower (3406563)             The related Mortgage Loan was amended to
                                     convert a $17,250,000 mezzanine loan into a
                                     $17,250,000 subordinate Note B loan.
--------------------------------------------------------------------------------
Second & Seneca (3406646)            The related Mortgage Loan was amended to
                                     clarify that defeasance is only allowed on
                                     or after the "Permitted Defeasance Date"
                                     (as defined in the related Mortgage Loan
                                     agreement).
--------------------------------------------------------------------------------
Moreno Valley Business Park          The related Mortgage Loan was amended
(3404871)                            through a waiver of the restriction on
                                     securitization of such Mortgage Loan within
                                     90 days of the closing date of such
                                     Mortgage Loan.
--------------------------------------------------------------------------------
Gateway Plaza - Jacksonville         The loan number of the cover of the related
(3405762)                            Mortgage Loan agreement was corrected.
--------------------------------------------------------------------------------

                                REPRESENTATION 26

                         Releases of Mortgaged Property.
                         -------------------------------

--------------------------------------------------------------------------------
Raley's at the Parkway (3405700)     Pursuant to Section 7.6 of the related
                                     Mortgage Loan agreement, the release of the
                                     "Release Parcel" (as defined in the related
                                     Mortgage Loan agreement) is permitted upon
                                     the satisfaction of certain customary
                                     conditions including (1) the payment of a
                                     release price, which is 125% of the
                                     "Release Parcel Allocation Amount" (as
                                     defined in the related Mortgage Loan
                                     agreement), and (2) the debt service
                                     coverage ratio for the 12-month period
                                     prior to the release date must be at least
                                     equal to 1.20x and a loan-to-value of no
                                     high than 70%.
--------------------------------------------------------------------------------
Empire Self Storage Portfolio        Section 2.7 of the related Mortgage Loan
(3403893)                            agreement permits the release of individual
                                     properties upon the satisfaction of certain
                                     conditions, including the payment of a
                                     Release Price equal to 110% of the
                                     "Allocated Loan Amount" (as defined in the
                                     related Mortgage Loan agreement), plus all
                                     accrued interest and all amounts due in
                                     connection with a partial prepayment to be
                                     applied in accordance with Section 2.4 of
                                     the related Mortgage Loan agreement. The
                                     debt service coverage ratio for the
                                     remaining properties must be greater than
                                     or equal to (i) the debt service coverage
                                     ratio for all of the then remaining
                                     Properties for the preceding 12 full
                                     calendar months and (ii) 1.15x.
--------------------------------------------------------------------------------
Pacific Shores Building 9 & 10       The related Borrower has the right to
(3406713)                            obtain a release of the Lien of the
                                     Security Instrument from the "Development
                                     Parcel" (as defined in the related Mortgage
                                     Loan agreement) in connection with a
                                     transfer of the Development Parcel for
                                     future development (a "Property Release") provided that certain conditions are satisfied including, without limitation:
                                     (a) in no event will any improved portion of the Mortgaged Property be released and
                                     (b) the Property Release would not (i) be a "significant modification" of such Mortgage
                                     Loan within the meaning of Treasury
                                     Regulations Section 1.860G-2b or (ii) cause such Mortgage Loan to cease to be a "qualified mortgage" within the meaning of
                                     Section 860G(a)(3) of the Code.

                                     Subject to compliance with Section
                                     2.33(a)-(i) of the related Mortgage Loan
                                     agreement (other than subsection (f)), the
                                     related Borrower may enter into a lease for
                                     the Development Parcel on terms and
                                     conditions reasonably satisfactory to the
                                     mortgagee and provided that the mortgagee
                                     must approve any such lease, the
                                     Development Parcel will not be released
                                     from the lien of the Security Instrument,
                                     but the mortgagee must enter into a
                                     subordination agreement in form and
                                     substance reasonably satisfactory to the
                                     mortgagee pursuant to which the lien of the
                                     related Security Instrument must be made
                                     subject and subordinate to such lease and
                                     any related leasehold mortgage financing.
--------------------------------------------------------------------------------
Suncreek Village (3405463)           Pursuant to Section 20.11 of the related
                                     Mortgage Loan agreement, the related
Custer Creek (3405449)               Borrower may convey the Release Parcel (as
                                     defined in the related Mortgage Loan
Scofield Crossing (3405459)          agreement) to another Person and Lender
                                     will partially release the lien of the
Heritage Heights (3405454)           related Mortgage, provided that certain
                                     conditions are satisfied including, without limitation, the following: if required by Lender and the then current rating agency policies and procedures, Lender has received confirmation from the Rating
                                     Agencies that the conveyance of the Release
                                     Parcels and the release of the lien of the Mortgage with respect to the Release
                                     Parcels will not result in a downgrade,
                                     withdrawal or qualification of the initial, or if higher, then current ratings to be issued in connection with a Securitization.

                                     In no event will the related Borrower own any interest in the entity to which the Release Parcels is conveyed or participate directly or indirectly in the development of the Release Parcels, including without limitation, any financing (secured or unsecured) with respect thereto.

                                     No prepayment or yield maintenance premium
                                     or other release fee will be charged by
                                     Lender in connection the release of the
                                     Release Parcels.
--------------------------------------------------------------------------------
340 Flatbush Avenue Extension        Section 7.6 of the related Loan Agreement
(3404238)                            provides for the release of a Release
                                     Parcel provided, among other things, that
                                     Borrower furnishes an acceptable easement
                                     for the use for which the Release Parcel
                                     was being utilized. The payment of a
                                     release price is not required.
--------------------------------------------------------------------------------
Moreno Valley Business Park          Section 7.6 of the related Loan Agreement
(3404871)                            permits the conveyance of any Release
                                     Parcel (which is defined as any portion of
                                     the Mortgaged Property acceptable to Lender
                                     which has been subdivided for sale),
                                     subject to certain conditions including,
                                     without limitation, the payment of a
                                     Release Price equal to 110% of the amount
                                     allocated to the Release Parcel.
--------------------------------------------------------------------------------
Hilton Anatole (3406386)             The related Borrower has the right to cause
                                     the release of a portion of the related
                                     Mortgaged Property identified in the
                                     related loan documents as the "Trinity
                                     Tract ", subject to the satisfaction of
                                     certain conditions, including, but not
                                     limited to: (i) the Trinity Tract is
                                     transferred to an unaffiliated third party;
                                     (ii) such release must not occur on a date that is within the period commencing 30 days prior to and terminating 30 days after the securitization of the such Mortgage
                                     Loan; and (iii) the debt service coverage ratio of such Mortgaged Property after giving effect to such release will not be less than 1.60x (based upon (A) the net operating income reflected in the financial statements for the such Mortgaged Property prepared by Hilton Hotels Corporation or any replacement qualified manager and (B) the actual interest only debt service).

                                REPRESENTATION 27

                                   Defeasance.
                                   -----------

--------------------------------------------------------------------------------
With respect to certain of the Mortgage Loans, the substitute collateral constituting "government securities" is required to be in an amount sufficient to make all scheduled payments through the end of the prepayment lockout period rather than through the maturity date of the related Mortgage Loan.
--------------------------------------------------------------------------------
Marketplace at Mill Creek (3405751)  Defeasance collateral may consist of
                                     "government securities" or "agency
Stonecrest Marketplace (3405754)     securities" from Ginnie Mae, Fannie Mae or
                                     Freddie Mac, to the extent rating agencies
Woodstock Square (3405755)           confirm that such obligations will not
                                     result in a downgrade, withdrawal or
Boynton Commons (3405756)            qualification of the securities. Hiram
                                     Pavilion (3405768)
Market Place (3405759)

Anderson Central (3405760)

Bartow Marketplace (3405772)

Gateway Market Center (3405773)

Paradise Place (3405776)

Gateway Plaza - Jacksonville (3405762)

Winslow Bay Commons (3405753)

Overlook at King of Prussia (3405766)
--------------------------------------------------------------------------------

                                REPRESENTATION 30

                             Single-Purpose Entity.
                             ----------------------

--------------------------------------------------------------------------------
The mortgage lender typically does not require that a borrower have an outside independent director or member in connection with mortgage loans with an original principal balance of less than $30,000,000.
--------------------------------------------------------------------------------
Overlook at King of Prussia          Borrower may maintain an account where
(3405766)                            funds are commingled with one or more
                                     entities that are directly owned by
                                     Borrower.
--------------------------------------------------------------------------------

                                REPRESENTATION 31

                                  No Advances.
                                  ------------

--------------------------------------------------------------------------------
One Park Avenue (3405209)            Until February 26, 2008, any funds received
                                     by the related Borrower as a contribution
                                     from Mezzanine Borrower arising from a draw
                                     under the Junior Mezzanine Loan by Junior
                                     Mezzanine Borrower for the purpose of
                                     either (i) payment of interest shortfalls,
                                     (ii) payment of capital expenditures, or
                                     (iii) funding of tenant improvements and/or
                                     lease commissions, will be deposited by the
                                     mortgagee into the applicable reserve
                                     accounts and will be subsequently disbursed
                                     to such Borrower pursuant to the terms of
                                     Article 9 of the related Mortgage Loan
                                     agreement. Notwithstanding the foregoing,
                                     the related Borrower and the mortgagee
                                     acknowledge and agree that the funds
                                     described in this paragraph will be
                                     disbursed directly to the mortgagee by
                                     Junior Mezzanine Lender.
--------------------------------------------------------------------------------

                                REPRESENTATION 41

                            Non-Recourse Exceptions.
                            ------------------------

--------------------------------------------------------------------------------
12th and Walnut Street Garage
(3404734)

Montecito Marketplace (59758)

Capitol Distributors (3406000)

Shiloh Square (3405465)

Crown Distributing Headquarters
(3405684)

Marketplace at Mill Creek (3405751)

Market at Morse (3405888)

Hiram Pavilion (3405768)

Stonecrest Marketplace (3405754)

Woodstock Square (3405755)

Boynton Commons (3405756)

Market Place (3405759)

Anderson Central (3405760)

Bartow Marketplace (3405772)

Gateway Market Center (3405773)      The related Borrower Principal is an
                                     entity.

Paradise Place (3405776)

Gateway Plaza - Jacksonville
(3405762)

Winslow Bay Commons (3405753)

Cross Timbers Court (3405447)

14th Street Market (3405445)

Schneider Electric (3405887)

Shallotte Commons (3405879)

Riverview Village (3405466)

Market at Westlake (3405461)

Belk II (3406182)

40 Court Street (3405961)

Presidential Towers (3406070)

Park West Plaza (3405462)

Heritage Heights (3405454)

Brandon Centre South (3405457)

The Heights on West Campus
(3405845)

The Highlands (3405456)

Custer Creek (3405449)

Hunters Glen Crossing (3405458)

Josey Oaks (3405460)

Flower Mound Crossing (3405451)

Scofield Crossing (3405459)

Hugh Howell (3405452)

East Gate (3405448)

Bellerive Plaza (3405450)

Fury's Ferry (3405455)

Donelson Plaza (3405446)

Suncreek Village (3405463)

Pioneer Plaza (3405464)

Overlook at King of Prussia
(3405766)
--------------------------------------------------------------------------------
Pacific Shores Building 9 & 10
(3406713)

Marsh Store 83 (3402366)

Marsh Store 91 (3402374)

Marsh Warehouse 858 (3403580)

Marsh Warehouse 851 (3403583)

Marsh Store 18 (3403584)             There is no Borrower Principal in
                                     connection with the related Mortgage Loan.

Marsh Store 53 (3403586)

Anatole Hotel (3406386)

Pacifica Tower  (3406563)

655 Engineering (3405691)

Second & Seneca (3406646)

Empire Self Storage Portfolio
(3403893)
--------------------------------------------------------------------------------
One Park Avenue (3405209)            Borrower Principal is not a party to the
                                     environmental indemnification obligations
Overlook at King of Prussia          set forth the related Mortgage Loan
(3405766)                            agreement.
--------------------------------------------------------------------------------

                                REPRESENTATION 43

                              Financial Statements.
                              ---------------------

--------------------------------------------------------------------------------
Some Loan Documents provide that annual financial statements will be audited by an upon the request of the holder of the Mortgage Loan only following the occurrence of an event of default under such Loan Documents or only if financial statements are not delivered in a timely fashion.
--------------------------------------------------------------------------------
Marketplace at Mill Creek (3405751)

Hiram Pavilion (3405768)

Stonecrest Marketplace (3405754)

Woodstock Square (3405755)

Boynton Commons (3405756)

Market Place (3405759)

Anderson Central (3405760)           Audited financial statements are not
                                     required.

Bartow Marketplace (3405772)

Gateway Market Center (3405773)

Paradise Place (3405776)

Gateway Plaza - Jacksonville (3405762)

Winslow Bay Commons (3405753)

Overlook at King of Prussia
(3405766)
--------------------------------------------------------------------------------
Anatole Hotel (3406386)              Only property level financial statements
                                     are required to be audited.
--------------------------------------------------------------------------------
Marsh Store 83 (3402366)

Marsh Store 53 (3403586)

Marsh Warehouse 858 (3403580)        Quarterly financial statements are
                                     delivered only upon request.
Marsh Warehouse 851 (3403583)

Marsh Store 18 (3403584)

Marsh Store 91 (3402374)
--------------------------------------------------------------------------------

                                REPRESENTATION 48

                            Fee/Leasehold Properties
                            ------------------------

--------------------------------------------------------------------------------
                                     The Ground Lease permits the interest of
                                     Borrower to be encumbered by the Mortgage
                                     without the consent of the related ground
                                     lessor, and such lessor's consent is also
                                     not required for a foreclosure of the
                                     Mortgage or Lender's acquisition of a deed
                                     in lieu of foreclosure. Additionally,
                                     Lender and any successors and/or assigns of
                                     Lender (including, without limitation, a
                                     securitization trust or intermediary entity
                                     in connection with a securitization of the
                                     Mortgage Loan) may assign their interest in
                                     the Ground Lease (including, without
                                     limitation, any tenant's interest in the
                                     Ground Lease obtained after a foreclosure
                                     or deed in lieu thereof) to any party upon
One Main Plaza (3404645)             notice to, but without the consent of, the
                                     related ground lessor. Additional further assignments (or any assignments by Borrower to any other person or entity which is not Lender or its successors and assigns) will require the related ground lessor's consent, provided that ground lessor agrees that it will not unreasonably withhold consent to such assignments, so long as the potential assignee will (x) have financial strength acceptable to the ground lessor in its reasonable discretion and (y) have sufficient experience as determined by the ground lessor in its reasonable discretion in the operation of office properties similar in type and quality to the Mortgaged Property.

                                     Lender does not have the direct right to
                                     hold and control casualty proceeds.
                                     However, Lender does have the right to
                                     approve the trustee to be appointed to hold
                                     and distribute casualty proceeds under the
                                     Ground Lease.
--------------------------------------------------------------------------------
                                     One of the related Borrowers sub-ground
                                     leases a portion of one of the four
                                     Mortgaged Properties securing the Mortgage
Philly Self Storage Portfolio        Loan. The following exceptions relate to
(3405932)                            the sub-ground lease:

                                     The related Borrower must use the Mortgaged
                                     Property for non-residential uses only,
                                     such as commercial, office, industrial and retail uses (excluding any form of childcare). Any change in use requires the prior written consent of the prime ground lessor and the sub-ground lessor.

                                     The Sub-Ground Lease does not provide that it will remain prior to any future encumbrances on the fee estate.

                                     Any assignment by the related Borrower of its interest in the Sub-Ground Lease requires the prior written consent of the related ground lessor. The related Borrower, however, is permitted to encumber its interest in the Sub-Ground Lease upon notice to, but without the consent of, the related ground lessor.

                                     Lender is entitled to receipt of notices of the related Borrower's default under the Sub-Ground Lease; however, the Sub-Ground Lease does not contain a provision stating that notices of termination will fail to be effective against Lender unless a copy of the notice has been delivered to Lender.

                                     The Sub-Ground Lease does not require the related ground lessor to enter into a new lease with Lender upon termination of the Sub-Ground Lease.

                                     The Sub-Ground Lease does not contain any casualty or condemnation provisions.

                                     Borrower must obtain the ground lessor's consent under the prime lease and the Sub-Ground Lease prior to subletting all or any portion of the Mortgaged Property.

                                     The Sub-Ground Lease does not contain a
                                     provision prohibiting its amendment or
                                     modification without the prior written
                                     consent of Lender. Modifications or
                                     amendments may be effective against
                                     Borrower without Lender's consent.
--------------------------------------------------------------------------------

                                REPRESENTATION 48

               No Negative Amortization; No Capital Contribution;
                    No Financing for Incomplete Improvements.
               --------------------------------------------------

--------------------------------------------------------------------------------
Fubonn Shopping Center (3401449)     $725,997 of the related Mortgage Loan
                                     proceeds held in escrow are to be advanced
                                     to complete the construction of the
                                     improvements.
--------------------------------------------------------------------------------

                           BACM 2007-3 SECURITIZATION

                                  SCHEDULE IIA

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                   WITH RESPECT TO THE BRIDGER MORTGAGE LOANS
                  --------------------------------------------

Schedule IIA (6) Assignment of Leases and Rents
-----------------------------------------------

      To the extent that a Mortgagor leases all or part of the Mortgaged Property to a master lessee, which master lessee enters into leases with tenants of such Mortgaged Property, such master lessee owns an interest in any payments due under such leases.

      With respect to the Viona Ave Industrial Center Mortgage Loan (Loan No. 23816), the related Mortgaged Property is located in Maryland and is owned by a guarantor of the Mortgage Loan that, accordingly, owns an interest in payments due under the related leases. Such guarantor executed and delivered a guaranty in connection with the origination of the Mortgage Loan, and the Mortgage secured such guarantor's obligations under that guaranty and constitutes an "indemnity deed of trust."

Schedule IIA (19) Environmental Conditions
------------------------------------------

      With respect to the Hillsboro Center Mortgage Loan (Loan No. 23596), ground water contamination exists on the related Mortgaged Property as a result of a release from an underground storage tank. In November 2005, the Mortgagor requested closure status from the Oregon Department of Environmental Quality ("ODEQ") with respect to the ground water contamination. ODEQ responded in October 2006 by requesting that the Mortgagor perform additional measures and provide additional information. An escrow of $31,250 was funded at closing, representing 125% of the costs associated with addressing ODEQ's response. A principal of the Mortgagor executed a guaranty covering any additional costs.

      With respect to the West Oaks Square Mortgage Loan (Loan No. 22608) and the North Park Business Park Portfolio 3 Mortgage Loan (Loan No. 20953), the related loan assumption agreements provide that the added tenant-in-common Mortgagors (the "New TICs," which term does not include the original Mortgagor) do not have any personal liability (whether under any recourse carve-outs or exceptions to non-recourse provisions or otherwise) for environmental matters.

Schedule IIA (21) Bankruptcy
----------------------------

      To the extent any Mortgagor leases all or part of the Mortgaged Property to tenants, the Seller makes no representation regarding the bankruptcy or insolvency of any tenant at the Mortgaged Property.

Schedule IIA (22) Whole Loan; Interest Only; No Equity Participation or Contingent Interest
-----------------------------------------------------------------------

      Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first three years of such Mortgage Loan's term:

                  Loan No.   Mortgage Loan
                  --------   -------------
                  22442      Alpine Village Apartments
                  22332      ChemTreat Building
                  22651      The Shops at Dove Valley Ranch

      Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first five years of such Mortgage Loan's term:

                  Loan No.   Mortgage Loan
                  --------   -------------
                  20953      North Park Business Park Portfolio 3
                  23127      Old Port Buildings
                  19512      Central Self-Storage Lafayette

      Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first six years of such Mortgage Loan's term:

                  Loan No.   Mortgage Loan
                  --------   -------------
                  22608      West Oaks Square

      Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first ten years of such Mortgage Loan's term:

                  Loan No.   Mortgage Loan
                  --------   -------------
                  23582      Yuba City Marketplace

Schedule IIA (23) Transfers and Subordinate Debt
------------------------------------------------

      With respect to the Quietwater Business Park Mortgage Loan (Loan No. 23688), there is existing secured subordinate debt in the amount of $345,000.

      With respect to the North Park Business Park Portfolio 3 Mortgage Loan (Loan No. 20953):

            (i) the Loan Documents permitted the Mortgagor to transfer tenant-in-common interests in the Mortgaged Property provided that each purchaser of a tenant-in-common interest satisfied the mortgagee's single-purpose entity requirements and certain other conditions were satisfied, and such transfers were all completed within 90 days after the origination date of the Mortgage Loan; and

            (ii) the related tenant-in-common agreements provide that if tenants-in-common owning at least 70% of the interests in the Mortgaged Property (the "Consenting TICs") consent to (x) a sale or refinancing of the Mortgaged Property or (y) take action to prevent or cure an event of default under the Loan Documents, then the Consenting TICs may purchase the interests of each tenant-in-common that did not consent to such action described in clauses (x) and (y) above. The purchase price for the interests is determined under the tenant-in-common agreements, which generally require the TICs to obtain an independent appraisal for such determination.

      The Loan Documents with respect to the ChemTreat Building Mortgage Loan (Loan No. 22322) permit the sole member of the Mortgagor to transfer 100% of his membership interest in the Mortgagor provided such transfer is completed within 90 days after the origination date of the Mortgage Loan.

      The Loan Documents with respect to the Yuba City Marketplace Mortgage Loan (Loan No. 23582) permit the tenant-in-common Mortgagors to transfer their interests to a new entity that satisfies all of the requirements of a two-tier single purpose entity.

      The Loan Documents with respect to the Central Self-Storage Lafayette Mortgage Loan (Loan No. 19512) permit the tenant-in-common Mortgagors to transfer their interest to a new entity that satisfies all of the requirements of a single purpose entity, but if such transfer is not completed by May 15, 2009, the Mortgagor will be charged a $3,000 per month administrative fee.

      With respect to the West Oaks Square Mortgage Loan (Loan No. 22608):

            (i) the Loan Documents permitted the Mortgagor to transfer tenant-in-common interests in the Mortgaged Property provided that each purchaser of a tenant-in-common interest satisfied the mortgagee's single-purpose entity requirements and certain other conditions were satisfied, and such transfers were all completed within 90 days after the origination date of the Mortgage Loan; and

            (ii) the related tenant-in-common agreements provide that if tenants-in-common owning at least 60% of the interests in the Mortgaged Property (the "Approving TICs") vote to approve a decision requiring unanimous consent, then each tenant-in-common that voted against such decision (the "Dissenting TICs") must take one of the following actions:
      (a) change its vote to approve such decision and thus become an Approving TIC; (b) sell its interest in the Mortgaged Property to any Approving TIC(s) that have exercised an option to purchase such Dissenting TIC's interest; or (c) purchase each Approving TIC's interest in the Mortgaged Property. The purchase price for the options described in clauses (b) and
      (c) is determined under the tenant-in-common agreements, which generally require the TICs to obtain an independent appraisal for such determination.

Schedule IIA (24) Waivers and Modifications
-------------------------------------------

      With respect to the Islip Industrial Mortgage Loan (Loan No. 19187), the ground lease interest consists of a ground lease between the Town of Islip, as lessor, and the Town of Islip Foreign Trade Zone Authority, as lessee (the "Master Ground Lease"), and a ground sublease between the Town of Islip Foreign Trade Zone Authority, as lessor, and HG First Venture, LLC, as lessee (the "Ground Sublease"). The Town of Islip approved by resolution an extension of the term of the Master Ground Lease to be co-terminus with the Ground Sublease; the documentation evidencing that extension is pending.

      With respect to the Hillsboro Center Mortgage Loan (Loan No. 23596), the deed of trust was re-recorded on June 13, 2007 to correct an error in the legal description.

      With respect to the Wilcrest Retail Mortgage Loan (Loan No. 23625), the mortgage note was modified on May 15, 2007 to increase the capital improvement reserve cap from $3,481 to $3,841.

      With respect to the Viona Ave Industrial Mortgage Loan (Loan No. 23816), the mortgage note was modified on June 6, 2007 to remove the cap on the capital improvement reserve.

      With respect to the Old Port Buildings Mortgage Loan (Loan No. 23127), both limited guaranties were amended and re-executed to reflect the removal of inadvertent recourse language.

Schedule IIA (30) Single-Purpose Entity
---------------------------------------

      With respect to the North Park Business Park Portfolio Mortgage Loan (Loan No. 20953):

            (i) the Loan Documents permitted the Mortgagor to transfer tenant-in-common interests in the Mortgaged Property provided that each purchaser of a tenant-in-common interest satisfied the mortgagee's single-purpose entity requirements and certain other conditions were satisfied, and such transfers were all completed within 90 days after the origination date of the Mortgage Loan. The Mortgagor now consists of 34 tenants-in-common; and

            (ii) the related Mortgagor does not have, and the Mortgagor's organization documents do not require, an outside independent member.

      With respect to the Yuba City Marketplace Mortgage Loan (Loan No. 23582):

            (i) the Mortgagor consists of two limited liability companies (both, a single purpose entity) that own the Mortgaged Property as tenants-in-common ("TIC Owners"); and

            (ii) neither TIC Owner has, and neither TIC Owner's organizational documents require, an outside independent member.

      With respect to the Central Self-Storage Lafayette Mortgage Loan (Loan No. 19512), the Mortgagor consists of ten tenants-in-common that own the related Mortgaged Property.

      With respect to the West Oaks Square Mortgage Loan (Loan No. 22608), the Loan Documents permitted the Mortgagor to transfer tenant-in-common interests in the Mortgaged Property provided that each purchaser of a tenant-in-common interest satisfied the mortgagee's single-purpose entity requirements and certain other conditions were satisfied, and such transfers were all completed within 90 days after the origination date of the Mortgage Loan. The Mortgagor now consists of 14 tenants-in-common.

      With respect to the Viona Ave Industrial Mortgage Loan (Loan No. 23816), the related Mortgaged Property is located in Maryland and is owned by a guarantor of the Mortgage Loan, which guarantor executed and delivered a guaranty in connection with the origination of the Mortgage Loan, and the Mortgage secured such guarantor's obligations under that guaranty and constitutes an "indemnity deed of trust."

Schedule IIA (37) Escrow Deposits
---------------------------------

      It is anticipated that the primary servicers of the Bridger Mortgage Loans will retain possession of the escrows, deposits and payments on behalf of the Depositor, rather than conveying possession thereof to the Depositor on the Closing Date.

Schedule IIA (41) Non-Recourse Exceptions
-----------------------------------------

      Each of the following Mortgage Loans has a non-recourse carve-out for "fraud or intentional misrepresentation" rather than "fraud or material misrepresentation":

                  Loan No.   Mortgage Loan
                  --------   -------------
                  20953      North Park Business Park Portfolio 3
                  22442      Alpine Village Apartments
                  23688      Quietwater Business Park
                  22322      ChemTreat Building
                  23582      Yuba City Marketplace
                  22651      The Shops of Dove Valley Ranch
                  23596      Hillsboro Center
                  19512      Central Self-Storage Lafayette
                  23871      Sleep Inn - Durham
                  22608      West Oaks Square
                  23448      Second Dimension Apartments
                  19187      Islip Industrial
                  23625      Wilcrest Retail
                  23816      Viona Ave Industrial
                  23907      Sleep Inn Lake Norman

      With respect to the West Oaks Square Mortgage Loan (Loan No. 22608) and the North Park Business Park Portfolio 3 Mortgage Loan (Loan No. 20953), the related loan assumption agreements provide that the New TICs do not have any personal liability (whether under any recourse carve-outs or exceptions to non-recourse provisions or otherwise) for environmental matters.

Schedule IIA (43) Financial Statements
--------------------------------------

      With respect to the following Bridger Mortgage Loans, the related Loan Documents require the delivery of at least quarterly operating statements as well as an annual balance sheet of the related Mortgagor (but such Loan Documents do not specifically require (i) the delivery of an annual operating statement or (ii) that the annual balance sheet include a statement of changes in financial position):

                  Loan No.   Mortgage Loan
                  --------   -------------
                  20953      North Park Business Park Portfolio 3
                  23688      Quietwater Business Park
                  22322      ChemTreat Building
                  23582      Yuba City Marketplace
                  22651      The Shops of Dove Valley Ranch
                  23596      Hillsboro Center
                  22608      West Oaks Square
                  19187      Islip Industrial
                  23625      Wilcrest Retail
                  23816      Viona Ave Industrial

Schedule IIA (44) Fee/Leasehold Properties
------------------------------------------

      With respect to the Islip Industrial Mortgage Loan (Loan No. 19187):

            (i) the Master Ground Lease requires the lessor to give notice of any lessee default to the mortgagee but does not provide that such notice is not effective against the mortgagee when it is not so delivered to the mortgagee;

            (ii) the current term of the Ground Sublease does not extend for a period greater than 10 years beyond the amortization term for the Mortgage Loan but does extend for a period greater than 20 years beyond the Stated Maturity Date for the Mortgage Loan; and

            (iii) the current term of the Master Ground Lease does not extend for a period greater than 10 years beyond the amortization term for the Mortgage Loan or for a period greater than 20 years beyond the Stated Maturity Date for the related Mortgage Loan (but, by resolution the Town of Islip board approved an extension of the Master Ground Lease term to be co-terminus with the Ground Sublease; the documentation evidencing that extension is pending).

      With respect to the Central Self-Storage Lafayette Mortgage Loan (Loan No. 19512):

            (i) the Ground Lease requires the lessor to give notice of any lessee default to the mortgagee but does not provide that such notice is not effective against the mortgagee when it is not so delivered to the mortgagee; and

            (ii) the current term of the Ground Lease does not extend for a period greater than 10 years beyond the amortization term for the Mortgage Loan but does extend for a period greater than 20 years beyond the Stated Maturity Date for the Mortgage Loan.

Schedule IIA (45) Fee Simple Interest
-------------------------------------

      The Viona Ave Industrial Mortgage Loan (Loan No. 23816) is structured as an "indemnity deed of trust" and the related Mortgaged Property is owned by a guarantor of the Mortgage Loan, an affiliate of the borrower, rather than by the borrower itself.

Bridger Mortgage Loans
----------------------

The following Mortgage Loans are the Bridger Mortgage Loans:

                  Loan No.   Mortgage Loan
                  --------   -------------
                  23582      Yuba City Marketplace
                  20953      North Park Business Park Portfolio 3
                  22651      The Shops at Dove Valley Ranch
                  22442      Alpine Village Apartments
                  23596      Hillsboro Center
                  23127      Old Port Buildings
                  23688      Quietwater Business Park
                  19512      Central Self-Storage Lafayette
                  23871      Sleep Inn - Durham
                  22608      West Oaks Square
                  23907      Sleep Inn Lake Norman
                  23448      Second Dimension Apartments
                  23816      Viona Ave Industrial
                  22322      ChemTreat Building
                  19187      Islip Industrial
                  23625      Wilcrest Retail